================================================================================
SEI DAILY INCOME TRUST
================================================================================
ANNUAL REPORT
================================================================================














                                 JANUARY 31, 1996

LETTER TO SHAREHOLDERS
================================================================================



TO OUR SHAREHOLDERS:

The 1996 fiscal year was truly an exceptional year for both the money market and fixed income markets, with many major market indices recording positive total returns.

The year was marked with sharp contrast to fiscal year 1995, as the Federal Reserve Board reversed its restrictive policy by lowering interest rates. This action benefited shorter-term instruments. Additionally, a weak economy, low inflation, and hopes of a Federal budget deficit reduction supported longer-term securities during the year.

For fixed income investors, the declining interest rate environment resulted in substantial increases in the market value of existing securities, particularly longer-term instruments. In response to this trend, Wellington Management Company, the adviser of the SEI Daily Income Trust's fixed income portfolios, increased the overall durations of each of the portfolios during the year.

For money market investors, yields were modest in comparison to the strong performance of the previous fiscal year, in which money market indices outperformed both the fixed income and equity markets. However, during 1995, money market assets reached a record level of close to $780 billion. This increase was primarily due to investors' continued distrust of fixed income investments after 1994 declines, and the movement of corporate, municipal and 401(k) assets into money market portfolios.

Looking forward, we expect the Federal Reserve to continue lowering short-term rates, which will translate into lower yields in money market portfolios. Though we also expect continued positive results in the fixed income markets during the coming fiscal year, it will be difficult to repeat the outstanding performances of 1995.

As always, we thank you for your continued confidence in the SEI Daily Income Trust, and look forward to serving your investment needs in the future.



                                          Sincerely,
                                          /s/David G. Lee
                                          David G. Lee
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

TABLE OF CONTENTS
================================================================================




MONEY MARKET AND FIXED INCOME REVIEW.................................     1
MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FUND PERFORMANCE
      SHORT-TERM GOVERNMENT..........................................     3
      INTERMEDIATE-TERM GOVERNMENT...................................     4
      GNMA...........................................................     5
      CORPORATE DAILY INCOME.........................................     6
      SHORT-TERM MORTGAGE............................................     7
STATEMENTS OF NET ASSETS.............................................     9
STATEMENTS OF OPERATIONS.............................................    22
STATEMENTS OF CHANGES IN NET ASSETS..................................    24
FINANCIAL HIGHLIGHTS.................................................    28
NOTES TO FINANCIAL STATEMENTS........................................    32
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS.............................    37
NOTICE TO SHAREHOLDERS...............................................    38

MONEY MARKET AND FIXED INCOME REVIEW
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


     DAILY INCOME TRUST MONEY MARKET PORTFOLIOS
              MONEY MARKET                      PRIME OBLIGATION
              GOVERNMENT                        TREASURY
              GOVERNMENT II                     TREASURY II


     DAILY INCOME TRUST FIXED INCOME PORTFOLIOS
              SHORT-TERM GOVERNMENT             CORPORATE DAILY INCOME
              INTERMEDIATE-TERM GOVERNMENT      SHORT-TERM MORTGAGE
              GNMA
     DAILY INCOME TRUST MONEY MARKET AND FIXED INCOME PORTFOLIOS ARE MANAGED BY WELLINGTON MANAGEMENT COMPANY

In sharp contrast to 1994, 1995 was a year of declining long-term interest rates and relatively stable short-term rates. After the Federal Reserve (the "Fed") increased short-term rates six times in 1994 from 3.00% to 5.50%, they tightened just once this year, raising key rates in February by 50 basis points. As fears of economic "overheating" receded and the Fed-engineered "soft landing" took hold, the Fed began to reverse its restrictive policy, and cut rates by a quarter point in both July and December, thereby completely off-setting the February increase. Forecasts of economic growth remain cautious, as reflected in the shape of the current yield curve, which implies that at least two more 25-basis point Fed easings during the first half of 1996 are in the offing. While the Fed rate cuts worked on the short end of the yield curve, the rest of the bond market was supported during the year by a weak economy, low inflation and optimism regarding a meaningful reduction in the Federal budget deficit. Indeed, intermediate and long-term Treasury rates fell in 1995 by 250 and 200 basis points, respectively.
      In a declining interest rate environment, such as 1995, longer term bonds outperform shorter instruments such as money market securities. The yield on the IBC/Donoghue's All Taxable Money Market Average was 3.5% for the year, while investment grade bonds returned 18.5% as measured by the Lehman Brothers Aggregate Index, and 30-year Treasury securities returned over 30%, nearly as much as the surging equity market. This is in sharp contrast to 1994 when returns on intermediate and long-term bond funds were largely negative and money market instruments outperformed their longer brethren. Additionally, during 1995, mortgage-backed securities lagged Treasury bonds and corporate bonds, due to the increased risk of prepayments in a declining rate environment, and high yield bonds modestly outperformed investment grade bonds.

      Despite the strong performance by bond funds, money market fund assets reached record levels, ending the year at close to $780 billion. The surge in assets was a function of several factors including a lingering distrust of bond funds by investors who saw their fixed income assets decline during 1994, and the movement of corporate, municipal and 401(k) assets into money market funds. Growth in money market fund assets may be more difficult to achieve in the coming year, however, as December's rate cut begins to impact yields and if the Fed continues to lower short-term rates, as is expected. Longer-term bond funds will be hard pressed to repeat

MONEY MARKET AND FIXED INCOME REVIEW
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996

their stellar performances of 1995. With yields on 30-year bonds falling to 5.94% by year-end 1995, significant further yield declines during 1996 are unlikely, and bond investors will be forced to rely on coupon payments for the bulk of their return.
      Wellington Management Company continues to rely on fundamental research and its significant analytical resources in selecting investments for the portfolios in the Trust.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


                              SHORT-TERM GOVERNMENT
                                   PORTFOLIO
WELLINGTON MANAGEMENT COMPANY

      OBJECTIVES. The Short-Term Government Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio invests in those securities issued by the U.S. Government and backed by its full faith and credit and securities issued by the U.S. Government agencies. The weighted average maturity of the Portfolio is up to three years. The Portfolio seeks to provide a higher level of sustainable income and total return than money market investments, with limited principal fluctuations.

      STRATEGY. The Portfolio's weighted average maturity will be managed to take advantage of anticipated changes in the direction of interest rates. The distribution of maturities for individual securities will also be managed to take advantage of expected changes in the shape of the yield curve. The Portfolio focuses on Treasury and agency securities, and agency mortgage-backed securities will be utilized when their prospects for enhancing income and total return are judged to be attractive.

      ANALYSIS. The Federal Reserve lowered short-term interest rates in mid-December by an additional 25 basis points to 5.50%. The action came well after the markets had anticipated the move. This was the second time this year that the Federal Reserve had lowered rates by 25 basis points, and fully offsets the 50 basis point increase in early February. The easing move came in response to continued slow economic growth with a favorable inflation backdrop. This environment provided ample cushion in real interest rates for the Federal Reserve to stimulate growth modestly. The positive market psychology was also supported by progress made toward a Federal budget resolution and long-term deficit reduction.

      In this positive market environment, duration was the primary contributor to performance during 1995. Yields declined more than the Federal Reserve's easing moves as the markets anticipate additional easings in the months ahead. Positions in Treasury securities, especially longer duration Treasury securities, enhanced returns. Positions in mortgage-backed securities were less contributory to returns as homeowners refinanced their loans, causing the securities' durations to shorten during the strong market rally. In this context, for the fiscal year ended January 31, 1996, the

---------------------------------------------------------------
                       SHORT-TERM GOVERNMENT
---------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN1
---------------------------------------------------------------
                                                       Since
                                   1 Year   5 Year   Inception
---------------------------------------------------------------
Short-Term Gov't, Class A          10.27%    6.40%     6.91%
---------------------------------------------------------------
Short-Term Gov't, Class B           9.94%    6.06%     6.28%
---------------------------------------------------------------
Short-Term Gov't, Class D w/o Load  9.85%    6.32%     6.89%
---------------------------------------------------------------
Short-Term Gov't, Class D w/Load    6.01%    5.56%     6.47%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI Daily Income Trust Short-Term Government Portfolio, versus the Merrill Lynch 1-3 Year Short-Term Treasury Index


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in SEI Daily Income Trust Short-Term Government Portfolio Class A Shares and Class D Shares from February 28, 1987 through January 31, 1996 as compared with the growth of a $10,000 investment in the Merrill Lynch 1-3 Year Short-Term Treasury Index. The plot points used to draw the line graph were as follows:


PLOT POINTS
              Short-Term   Short-Term    Merrill Lynch 1-3 Year
              Government   Government         Short-Term
                Class A      Class D        Treasury Index

2/28/87          10000         9650             10000
1/31/88          10588        10217             10606
1/31/89          11139        10749             11175
1/31/90          12142        11717             12304
1/31/91          13354        12887             13614
1/31/92          14689        14175             15041
1/31/93          15665        15116             16179
1/31/94          16362        15789             16990
1/31/95          16514        15936             17214
1/31/96          18210        17506             19003


1 For the period ended January 31, 1996. Past performance is no indication of future performance. The Class D shares were offered beginning 2/28/95. The performance shown for the Class D shares prior to such date is based on the performance of the Class A shares, adjusted to reflect the maximum sales charge of 3.50% for the Class D shares. Class A shares were offered beginning 2/17/87 and Class B shares were offered beginning 11/5/90.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


SHORT-TERM GOVERNMENT (CONTINUED)

Short-Term Government Portfolio (Class A shares) returned 10.27% compared to 10.39% for the Merrill Lynch 1-3 year Short-Term Treasury Index.

      While Treasuries were the best performing area in 1995, and agency mortgage-backed securities were slightly less positive, we believe that the trend may reverse in 1996. As market prices already incorporate additional Federal Reserve easings, this leads us to believe that duration will not be the primary contributor to enhanced returns in 1996. The best opportunity to enhance returns going forward will be through incremental yield offered by agency and agency mortgage-backed securities.

      After being shorter than the benchmark early in 1995, we lengthened mid-year which contributed substantially to returns. The Portfolio is now closer to neutral in terms of duration and we have added materially to yield by increasing the agency weighting to 55% and the agency mortgage-backed weighting to 18%. This allows the Portfolio to yield 5.7% versus 5.0% for the benchmark and, we believe may position the Portfolio for outperformance in 1996.


                     INTERMEDIATE-TERM GOVERNMENT PORTFOLIO
WELLINGTON MANAGEMENT COMPANY

      OBJECTIVES. The Intermediate-Term Government Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio invests in those securities issued by the U.S. Government and backed by its full faith and credit and securities issued by the

---------------------------------------------------------------
             INTERMEDIATE-TERM GOVERNMENT
---------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN1
---------------------------------------------------------------
                                                       Since
                                    1 Year   5 Year  Inception
---------------------------------------------------------------
Interm. Gov't, Class A              14.60%   7.80%     7.73%
---------------------------------------------------------------
Interm. Gov't, Class D w/o/Load     14.15%   7.53%     7.57%
---------------------------------------------------------------
Interm. Gov't, Class D w/Load       10.13%   6.77%     7.15%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI Daily Income Trust Intermediate-Term Government Portfolio, versus the Merrill Lynch 3-5 Year Treasury Index



                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in SEI Daily Income Trust Intermediate-Term Government Portfolio Class A Shares and Class D Shares from February 28, 1987 through January 31, 1996 as compared with the growth of a $10,000 investment in the Merrill Lynch 3-5 Year Treasury Index. The plot points used to draw the line graph were as follows:

PLOT POINTS
           Intermediate-Term   Intermediate-Term
               Government          Government        Merrill Lynch 3-5 Year
                Class A              Class D            Treasury Index

2/28/87          10000                 9650                10000
1/31/88          10496                10128                10512
1/31/89          10938                10556                10943
1/31/90          12026                11605                12155
1/31/91          13356                12888                13597
1/31/92          14884                14363                15314
1/31/93          16296                15726                17023
1/31/94          17346                16724                18341
1/31/95          16967                16288                17965
1/31/96          19445                18593                20688


1 For the period ended January 31, 1996. Past performance is no indication of future performance. The Class D shares were offered beginning 9/26/93. The performance shown for the Class D shares prior to such date is based on the performance of the Class A shares, adjusted to reflect the maximum sales charge of 3.50% for the Class D shares. Class A shares were offered beginning 2/17/87.


U.S. Government agencies. The weighted average maturity of the Portfolio is three to five years. The Portfolio seeks to provide a higher level of sustainable income and total return than money market investments, with limited principal fluctuations.

      STRATEGY. The Portfolio's weighted average maturity will be managed to take advantage of anticipated changes in the direction of interest rates. The distribution of maturities for individual securities will also be managed to take advantage of expected changes in the shape of the yield curve. The Portfolio focuses on Treasury and agency securities, and agency mortgage-backed securities will be utilized when their prospects for enhancing income and total return are judged to be attractive.

      ANALYSIS. The Federal Reserve lowered short-term interest rates in mid-December by an additional 25 basis points to 5.50%. The action came well after the markets had anticipated the move. This was the second time this year that the Federal Reserve had lowered rates by 25 basis points, and fully offsets the 50 basis point increase in early February. The easing move came in response to continued slow economic growth with a favorable inflation backdrop. This environment provided ample cushion in real interest rates for the Federal Reserve to stimulate growth modestly. The positive market psychology was also supported by progress made toward a budget resolution and long-term deficit reduction.

      In this positive market environment, duration was the primary contributor to performance during 1995. Yields declined more than the Federal Reserve's easing moves as the markets anticipate additional easings in the months ahead. Positions in Treasury securities, especially longer duration Treasury securities, enhanced returns. Positions in mortgage-backed securities were less contributory to returns as homeowners refinanced their loans, causing the securities' durations to shorten during the strong market rally. In this context, for the fiscal year ended January 31, 1996, the Intermediate-Term Government Portfolio (Class A shares) returned 14.6% compared to 15.16% for the Merrill Lynch 3-5 year Treasury Index.

      While Treasuries were the best performing area in 1995, and agency mortgage-backed securities were slightly less positive, we believe that the trend may reverse in 1996. As market prices already incorporate additional Federal Reserve easings, this leads us to believe that duration will not be the primary contributor to enhanced returns in 1996. The best opportunity to enhance returns going forward will be through incremental yield offered by agency and agency mortgage-backed securities.

      After being shorter than the benchmark early in 1995, we lengthened mid-year which contributed substantially to returns. The Portfolio is now closer to neutral in terms of duration and we have added materially to yield by increasing the agency weighting to 24% and the agency mortgage-backed weighting to 20%. This allows the Portfolio to yield 5.8% versus 5.2% for the benchmark and, we believe may position the Portfolio for outperformance in 1996.

                                 GNMA PORTFOLIO
WELLINGTON MANAGEMENT COMPANY

      OBJECTIVES. The GNMA Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio invests primarily in mortgage-backed securities issued by the Government National Mortgage Association and backed by the full faith and credit of the U.S. Government.

      STRATEGY. The Portfolio's investment strategy emphasizes the distribution of security coupon rates, the weighted average coupon rate, and the selection of appropriate underlying mortgage types. The selection of coupon rates affects the sensitivity of the Portfolio to changes in the reinvestment risk associated with loan prepayment. The Portfolio will therefore tend to purchase somewhat lower coupons when interest rates are expected to fall, and somewhat higher coupons when interest rates are expected to be stable or rising.

      ANALYSIS. As the broad bond market completed its strongest year of performance in over a

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


      GNMA (CONTINUED)

--------------------------------------------------------------
                            GNMA
--------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------
                                                       Since
                              1 Year     5 Year     Inception
--------------------------------------------------------------
GNMA, CLASS A                 15.06%      8.23%       8.36%
--------------------------------------------------------------
GNMA, CLASS B                 14.72%      N/A        12.01%
--------------------------------------------------------------
GNMA, CLASS D w/o Load        14.61%      7.93%       8.19%
--------------------------------------------------------------
GNMA, CLASS D w/Load           9.47%      6.95%       7.63%
--------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the SEI Daily Income Trust GNMA Portfolio, versus the Salomon Brothers 30-Year GNMA Index


                                [GRAPHIC OMITTED]


      A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in SEI Daily Income Trust GNMA Portfolio Class A Shares and Class D Shares from March 31, 1987 through January 31, 1996 as compared with the growth of a $10,000 investment in the Salomon Brothers 30-Year GNMA Index.
The plot points used to draw the line graph were as follows:


PLOT POINTS
             GNMA          GNMA     Salomon Brothers 30 Year
            Class A      Class D         GNMA Index

3/31/87      10000         9550            10000
1/31/88      10402         9934            10537
1/31/89      11043        10547            11225
1/31/90      12317        11763            12630
1/31/91      13886        13261            14336
1/31/92      15620        14917            16208
1/31/93      17321        16542            17883
1/31/94      18376        17566            18966
1/31/95      17924        17034            18963
1/31/96      20624        19522            21883


1 For the period ended January 31, 1996. Past performance is no indication of future performance. The Class D shares were offered beginning 9/30/93. The performance shown for the Class D shares prior to such date is based on the performance of the Class A shares, adjusted to reflect the maximum sales charge of 4.50% for the Class D shares. Class A shares were offered beginning 3/20/87 and Class B shares were offered beginning 7/12/94.


decade during 1995, mortgage-backed securities struggled to keep pace with Treasury issues. Despite concerns over the lack of a budget agreement in Washington and the threat of a Treasury default, bonds continued their year-long climb during the fourth quarter, as signs of low inflation and contained growth continued. The Lehman Mortgage Index gained 15.21% for the fiscal year, underperforming the Lehman Aggregate Index by 1.73% as a result of the mortgage sector's relatively shorter duration and inability to match the price appreciation of Treasuries in the market rally. As yield levels continued their fall, so did the duration of the mortgage sector, further inhibiting mortgages' relative returns in the rallying fixed income market. The Lehman Mortgage Index duration declined from 4.2 years in January 1995 to 2.6 years at fiscal year-end, while the durations of the other sectors lengthened during that same period. The GNMA Portfolio (Class A shares) posted a strong year of performance in fiscal year 1996, gaining 15.06%. These results slightly underperformed the Salomon Brothers 30-year GNMA Index which gained 15.40% over the same time period. Performance in 1995's strong bond market was driven by a longer duration posture as well as the Portfolio's coupon allocation. The Portfolio was overweighted in discount coupon issues, which provided the most prepayment protection and price appreciation potential during the bond market's year-long rally. In addition, an avoidance of coupons facing extreme prepayment risk (8% and 8.5%), further enhanced returns.


                        CORPORATE DAILY INCOME PORTFOLIO
WELLINGTON MANAGEMENT COMPANY

      OBJECTIVES. The Corporate Daily Income Portfolio seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. The Portfolio invests in U.S. Treasury and agency obligations, short average life mortgage-backed issues, and short-term investment grade corporate securities. The weighted average maturity of the Portfolio will range between six and eighteen months.

      STRATEGY. The Corporate Daily Income Portfolio seeks to provide a return in excess of the Merrill Lynch 1-year Treasury Bill Index and to manage risk through the adviser's use of sector strategies, security selection and dura-tion management. In determining the average maturity and duration position of the Portfolio, the adviser considers the shape of the yield curve, the extent of a yield change, and the period of time over which rates are likely to rise, fall or remain stable. Investment in short average life mortgage-backed issues and short-term investment grade securities is emphasized when relative spreads are attractive and incremental yields serve to enhance total return.



-------------------------------------------------------------------------------
                             CORPORATE DAILY INCOME
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN1
-------------------------------------------------------------------------------
                                                            SINCE
                                        1 YEAR            INCEPTION
-------------------------------------------------------------------------------
CORPORATE DAILY INCOME, CLASS A          8.65%             5.26%
-------------------------------------------------------------------------------



Comparison of change in the value of a $10,000 investment in the SEI Daily Income Trust Corporate Daily Income Portfolio, Class A Versus the Merrill Lynch 1-year Treasury Bill Index



                                [GRAPHIC OMITTED]



A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in SEI Daily Income Trust Corporate Daily Income Portfolio Class A shares from September 30, 1993 through January 31, 1996 as compared with the growth of a $10,000 investment in the Merrill Lynch 1-year Treasury Index.
The plot points used to draw the line graph were as follows:


PLOT POINTS
         Corporate Daily Income     Merrill Lynch 1-Year
                Class A             Treasury Bill Index

9/30/93          10000                    10000
1/31/94          10114                    10113
1/31/95          10376                    10426
1/31/96          11274                    11211


1 For the period ended January 31, 1996. Past performance is no indication of future performance. Class a shares were offered beginning 9/28/93.





      ANALYSIS. For the fiscal year ended January 31, 1996, the Corporate Daily Income Portfolio (Class A shares) returned 8.65% compared to a 7.53% return for its benchmark, the Merrill Lynch 1-year Treasury Bill Index.
      The Portfolio continued to seek return and yield from sector and security selection, complimented by duration management. As short-term bond yields decreased significantly during the year, duration management was the primary contributor to performance, and corporate, mortgage-backed and asset-backed securities were favored for their high income and return characteristics. Taking advantage of seasonal efficiencies in the marketplace, the Portfolio utilized cash equivalents to boost yield, while Treasury and agency securities were used to manage duration and maintain liquidity.

      At the start of the period and amid an increasing interest rate environment, the Portfolio maintained a defensive relative duration posture. Shortly thereafter, as it was evident that the economy was headed toward a soft-landing, and the Federal Reserve would most likely lower short-term interest rates, the Portfolio lengthened duration to capture security price appreciation.


                          SHORT-TERM MORTGAGE PORTFOLIO
WELLINGTON MANAGEMENT COMPANY

      OBJECTIVES. The Short-Term Mortgage Portfolio seeks to provide a high level of current income consistent with low principal volatility by investing in fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, and other obligations of the U.S. Government. Both the rate of interest and the net asset value of the Portfolio can fluctuate. The Portfolio is expected to maintain an average effective maturity of less than three years.

      STRATEGY. In determining portfolio structure, the adviser employs a quantitatively-oriented process which continually assesses individual security and aggregate portfolio risk. This is combined with a fundamental market overlay analysis to determine relative

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


SHORT-TERM MORTGAGE (CONTINUED)

value. Prepayment model analysis and stress testing are used to derive best and worst case scenarios within certain confidence levels. These scenarios are then used to compare relative valuation levels of individual issues and how their inclusion in the Portfolio is expected to affect overall performance.

      ANALYSIS. As the broad bond market completed its strongest year of performance in over a decade during 1995, mortgage-backed securities struggled to keep pace with Treasury issues. Despite concerns over the lack of a budget agreement in Washington and the threat of a Treasury default, bonds continued their year-long climb during the fourth quarter, as signs of low inflation and contained growth continued. The Lehman Mortgage Index gained 15.21% for the fiscal year, underperforming the Lehman Aggregate Index by 1.73% as a result of the mortgage sector's relatively shorter duration and inability to match the price appreciation of Treasuries in the market rally. As yield levels continued their fall, so did the duration of the mortgage sector, further inhibiting mortgages' relative returns in the rallying fixed income market.

      For the year ending January 31, 1996, the Short-Term Mortgage Portfolio (Class A shares) returned 9.43%, compared to a gain of 10.39% for the Merrill 1-3 year Short-Term Treasury Index. The Portfolio's commitment to higher-yielding fixed rate and adjustable rate mortgage securities hindered performance relative to the benchmark in a fixed income market environment dominated by price appreciation. However, the Portfolio's commitment to collateralized mortgage obligations (CMOs) and seasoned pass-through securities benefited results over the period. CMOs enjoyed technical support as new issuance, limited by a flat yield



----------------------------------------------------
             SHORT-TERM MORTGAGE
----------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN1
----------------------------------------------------
                                           Since
                                 1 Year   Inception
----------------------------------------------------
Short-Term Mortgage, Class A      9.43%     4.76%
----------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI Daily Income Trust Short-Term Mortgage Portfolio, Class A versus the Merrill Lynch 1-3 Year Short-Term Treasury Index



                                [GRAPHIC OMITTED]



A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in SEI Daily Income Trust Short-Term Mortgage Portfolio Class A shares from May 31, 1993 through January 31, 1996 as compared with the growth of a $10,000 investment in the Merrill Lynch 1-3 year Short-Term Treasury Index. The plot points used to draw the line graph were as follows:


PLOT POINTS
         Short-Term Mortgage    Merrill Lynch 1-3 Year
              Class A          Short-Term Treasury Index

5/31/93        10000                   10000
1/31/94        10222                   10346
1/31/95        10456                   10482
1/31/96        11442                   11572



1 For the period ended January 31, 1996. Past performance is no indication of future performance. Class A shares were offered beginning 5/20/93. Bear Stearns Asset Management served as the Investment Adviser of the Short-Term Mortgage Portfolio since inception through June 29, 1994. Effective June 30, 1994, Wellington Management Company began serving as the Investment Adviser of the Short-Term Mortgage Portfolio.



curve, combined with increased demand, as investors searched for yield on the short end of the curve. Seasoned issues outperformed new securities, as these securities are less likely to see a sharp rise in prepayment speeds since the underlying mortgage holders previously had an opportunity to refinance during the 1992-1993 refinancing boom.

STATEMENT OF NET ASSETS
================================================================================

SEI DAILY INCOME TRUST--JANUARY 31, 1996

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 52.3%
   American Home Products
     5.450%, 03/15/96                                     $ 3,000        $ 2,980
   ANZ Delaware
     5.680%, 02/13/96                                       1,000            998
   Banque National De Paris
     5.510%, 05/21/96                                       3,000          2,949
   BHF Finance Delaware
     5.640%, 03/04/96                                       3,000          2,985
   Burlington Northern Railroad
     Santa Fe
     5.900%, 02/28/96                                       1,000            996
   Ciesco LP
     5.750%, 02/06/96                                         300            300
     5.750%, 02/08/96                                         400            399
     5.400%, 02/16/96                                       1,000            998
   CoreStates Capital
     5.680%, 02/20/96                                       3,000          2,991
   Corporate Receivables
     5.270%, 04/26/96                                       3,000          2,963
   ESC Securitization
     5.680%, 02/22/96                                       4,000          3,987
   Falcon Asset Securitization
     5.450%, 02/26/96                                       3,000          2,989
   General Motors Acceptance
     5.750%, 02/16/96                                       3,000          2,993
   Goldman Sachs Group LP
     5.440%, 03/11/96                                       3,000          2,982
   GTE Northwest
     5.380%, 02/20/96                                         500            499
   Household International
     5.730%, 02/08/96                                       2,400          2,397
   Kreditbank North America Finance
     5.740%, 02/05/96                                       2,000          1,999
   Metropolitan Life Funding
     5.380%, 02/23/96                                         635            633
   Norwest Corporation
     5.370%, 04/22/96                                       3,000          2,964
   Norwest Financial
     5.690%, 02/28/96                                       2,000          1,991
   Preferred Receivables Funding
     5.500%, 02/20/96                                       1,100          1,097
   Puerto Rico Development Bank
     5.650%, 02/28/96                                       3,000          2,987
   Quebec Province
     5.080%, 07/22/96                                       3,000          2,927
   Sears Roebuck Acceptance
     5.720%, 02/13/96                                       3,000          2,994
   Westpac Banking
     5.530%, 04/30/96                                       3,000          2,959
                                                                         -------
TOTAL COMMERCIAL PAPER
   (Cost $54,957)                                                         54,957
                                                                         -------


--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.3%
   FFCB
     5.181%, 07/18/96                                       $  1,310   $  1,280
   FHLMC
     5.523%, 02/26/96                                          5,000      4,981
   SLMA
     5.350%, 03/28/96 (A)                                     15,000     15,000
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $21,261)                                                        21,261
                                                                       --------
CERTIFICATES OF DEPOSIT/BANK NOTES -- 17.1%
   BankAmerica
     5.740%, 02/16/96                                          3,000      3,000
   Bank of Nova Scotia
     5.240%, 06/28/96                                          3,000      3,000
   Bank of Tokyo
     5.590%, 03/12/96                                          3,000      3,000
   Chase Manhattan
     5.770%, 04/15/96                                          3,000      3,000
   First of America Bank
     5.375%, 05/17/96                                          3,000      3,000
   National Westminister Bank
     5.760%, 02/22/96                                          3,000      3,000
                                                                       --------
TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
   (Cost $18,000)                                                        18,000
                                                                       --------
FLOATING RATE INSTRUMENTS -- 12.4%
   General Electric Capital
     5.867%, 02/22/96 (A)                                      3,000      3,001
   People's Security Funding
     Agreement
     6.090%, 05/01/96 (A)                                      5,000      5,000
   PNC Bank NA
     5.550%, 02/06/96 (A)                                      3,000      2,998
   SMM Trust 1995-1
     5.583%, 02/29/96 (A)                                      2,000      2,000
                                                                       --------
TOTAL FLOATING RATE INSTRUMENTS
   (Cost $12,999)                                                        12,999
                                                                       --------
CORPORATE BOND -- 2.7%
   NationsBank
     4.750%, 08/15/96                                          2,825      2,810
                                                                       --------
TOTAL CORPORATE BOND
   (Cost $2,810)                                                          2,810
                                                                       --------
TOTAL INVESTMENTS-- 104.8%
   (Cost $110,027)                                                      110,027
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (4.8)%                              (5,060)
                                                                       --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================

SEI DAILY INCOME TRUST--JANUARY 31, 1996


MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 95,900,558
   outstanding shares of beneficial
   interest                                                           $  95,900
Portfolio shares of Class B
   (unlimited authorization -- no
   par value) based on 6,615,694
   outstanding shares of beneficial
   interest                                                               6,616
Portfolio shares of Class C
   (unlimited authorization -- no
   par value) based on 2,460,108
   outstanding shares of beneficial
   interest                                                               2,460
Accumulated net realized loss
   on investments                                                            (9)
                                                                      ---------
TOTAL NET ASSETS-- 100.0%                                             $ 104,967
                                                                      =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                               $    1.00
                                                                      =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B                               $    1.00
                                                                      =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS C                               $    1.00
                                                                      =========

(A)      FLOATING RATE INSTRUMENT. RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS
         THE RATE IN EFFECT ON JANUARY 31, 1996. THE DATE SHOWN IS THE LONGER OF
         THE RESET DATE OR THE DEMAND DATE.

FFCB     FEDERAL FARM CREDIT BANK
FHLMC    FEDERAL HOME LOAN MORTGAGE CORPORATION
LP       LIMITED PARTNERSHIP
SLMA     STUDENT LOAN MARKETING ASSOCIATION

GOVERNMENT PORTFOLIO
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 91.9%
   FFCB
     5.821%, 02/13/96                                   $   9,000      $   8,983
     5.822%, 02/14/96                                      20,000         19,960
     5.798%, 10/17/96                                       6,570          6,314
   FHLB
     5.503%, 02/03/96 (A)                                 100,000         99,909
     5.710%, 02/21/96                                      40,000         39,877
     5.695%, 02/28/96                                      32,000         31,867
     5.722%, 03/26/96                                       5,075          5,033
     5.310%, 05/13/96                                      10,220         10,071
     5.250%, 06/14/96                                      30,000         29,434
     5.201%, 06/27/96                                       5,000          4,897
     5.764%, 10/18/96                                         400            384

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   FHLMC
     5.700%, 02/22/96                                   $   1,985      $   1,979
     4.400%, 03/11/96                                       2,730          2,727
     4.550%, 04/01/96                                       5,000          4,992
     5.362%, 04/24/96                                       2,535          2,504
   FNMA
     5.340%, 02/07/96 (A)                                  22,000         22,000
     5.572%, 02/21/96                                       3,800          3,788
     5.824%, 02/22/96                                      20,000         19,935
     5.827%, 02/22/96                                      30,000         29,902
     5.720%, 03/13/96                                       6,000          5,962
     5.708%, 03/15/96                                      20,000         19,869
     5.614%, 03/20/96                                      50,000         49,636
     5.683%, 04/30/96                                       7,000          6,906
     5.686%, 04/30/96                                       7,000          6,906
     5.193%, 06/20/96                                      10,000          9,805
     5.200%, 06/26/96                                      25,000         24,491
     5.101%, 06/27/96                                      10,900         10,681
     5.180%, 07/30/96                                      40,000         39,004
   FNMA MTN
     5.475%, 02/16/96 (A)                                  25,000         24,992
   TVA
     5.296%, 05/28/96                                      14,770         14,524
                                                                       ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $557,332)                                                       557,332
                                                                       ---------
REPURCHASE AGREEMENTS -- 9.9%
   Goldman Sachs (B)
     5.47%, dated 01/26/96, matures
     02/28/96, repurchase price
     $60,009,117 (collateralized by
     various FHLMC obligations ranging
     in par value $6,525,730 --
     $34,577,833, 6.00% -- 7.500%,
     04/01/09 -- 08/01/25; FNMA
     obligation par value $30,000,000,
     7.000%, 01/01/09; with total market
     value of $61,200,000)                                 60,000         60,000
   Lehman Brothers
     5.93%, dated 01/31/96, matures
     02/01/96, repurchase price
     $144,024 (collateralized by U.S.
     Treasury STRIPS, par value $650,000,
     0.000%, matures 08/15/19: market
     value $146,848)                                          144            144
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS
   (Cost $60,144)                                                         60,144
                                                                       ---------
TOTAL INVESTMENTS-- 101.8%
   (Cost $617,476)                                                       617,476
                                                                       ---------
OTHER ASSETS AND LIABILITIES, NET -- (1.8)%                              (10,781)
                                                                       ---------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 48,760,917
   outstanding shares of beneficial
   interest                                                             $ 48,761
Portfolio shares of Class B
   (unlimited authorization -- no
   par value) based on 14,995,987
   outstanding shares of beneficial
   interest                                                               14,996
Portfolio shares of Class C
   (unlimited authorization -- no
   par value) based on 542,927,756
   outstanding shares of beneficial
   interest                                                              542,928
Accumulated net realized gain
   on investments                                                              5
Undistributed net investment
   income                                                                      5
                                                                        --------
TOTAL NET ASSETS-- 100.0%                                               $606,695
                                                                        ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                 $   1.00
                                                                        ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B                                 $   1.00
                                                                        ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS C                                 $   1.00
                                                                        ========

(A) FLOATING RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996. THE DATE SHOWN IS THE LONGER OF THE RESET DATE OR THE DEMAND DATE.
(B)     ILLIQUID SECURITY.
FFCB    FEDERAL FARM CREDIT BANK
FHLB    FEDERAL HOME LOAN BANK
FHLMC   FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA    FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN     MEDIUM TERM NOTE
STRIPS  SEPARATELY TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES
TVA     TENNESSEE VALLEY AUTHORITY

GOVERNMENT II PORTFOLIO

U.S. GOVERNMENT AGENCY
   OBLIGATIONS -- 99.5%
   FFCB
     5.514%, 02/14/96                                  $10,750           $10,729
     5.525%, 02/14/96                                    3,000             2,994
     5.529%, 02/14/96                                    3,000             2,994
     5.546%, 02/14/96                                    1,015             1,013
     5.683%, 02/15/96                                    2,055             2,051
     5.729%, 02/15/96                                    1,600             1,597

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
     5.536%, 02/21/96                                   $15,000          $14,955
     5.448%, 02/23/96                                     4,075            4,062
     5.688%, 02/26/96                                     6,000            5,977
     5.705%, 02/29/96                                     2,000            1,991
     5.625%, 03/08/96                                    20,000           19,891
     5.394%, 03/15/96                                    12,565           12,486
     5.375%, 03/18/96                                     1,460            1,450
     5.325%, 03/25/96                                     1,405            1,394
     5.552%, 04/15/96                                     3,000            2,967
     5.091%, 06/28/96                                     1,000              980
     5.112%, 06/28/96                                     5,000            4,898
     5.187%, 07/10/96                                    11,285           11,034
     5.191%, 07/15/96                                     2,175            2,125
     5.169%, 07/30/96                                    12,000           11,702
   FHLB
     5.446%, 02/01/96                                    11,435           11,435
     5.881%, 02/01/96                                    40,900           40,900
     5.713%, 02/14/96                                     4,000            3,992
     5.671%, 02/15/96                                    35,000           34,925
     5.686%, 02/15/96                                     4,885            4,875
     5.822%, 02/15/96                                    45,000           44,902
     5.445%, 02/20/96                                    20,000           19,944
     5.688%, 02/21/96                                     4,500            4,486
     5.573%, 02/22/96                                     1,195            1,191
     5.711%, 02/22/96                                    58,915           58,725
     5.728%, 02/26/96                                     2,035            2,027
     5.664%, 02/29/96                                     2,000            1,991
     5.702%, 02/29/96                                    10,000            9,957
     5.598%, 03/13/96                                     9,660            9,600
     5.593%, 03/20/96                                    50,200           49,836
     5.624%, 03/25/96                                     1,800            1,786
     5.626%, 03/26/96                                    13,690           13,578
     5.318%, 05/09/96                                    30,000           29,579
     5.310%, 05/13/96                                    15,000           14,781
     5.251%, 05/21/96                                    10,000            9,843
     5.201%, 06/13/96                                     3,000            2,944
     5.282%, 06/13/96                                     4,055            3,979
     5.250%, 06/14/96                                    35,000           34,339
     5.203%, 06/19/96                                     4,875            4,779
     5.229%, 06/19/96                                    14,410           14,126
     5.229%, 06/20/96                                     6,330            6,204
     5.197%, 06/26/96                                    37,400           36,639
     5.201%, 06/27/96                                     6,160            6,034
     5.216%, 06/27/96                                    25,000           24,486
     5.843%, 09/25/96                                     5,000            4,821
     5.788%, 09/27/96                                       175              169
   FHLB
     5.385%, 02/05/96 (A)                                30,000           29,976
   SLMA
     5.330%, 02/07/96 (A)                                35,000           35,000
     5.350%, 02/07/96 (A)                                20,000           20,000
     5.360%, 02/07/96 (A)                                30,000           30,000
     5.370%, 02/07/96 (A)                                44,450           44,453
     5.510%, 02/07/96 (A)                                30,000           30,076
   TVA
     5.466%, 02/01/96                                    12,450           12,450
                                                                         -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


GOVERNMENT II PORTFOLIO

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $826,118)                                                     $ 826,118
                                                                       ---------
U.S. TREASURY OBLIGATIONS -- 4.3%
   U.S. Treasury Bill
     5.093%, 05/02/96                                     $  25,000       24,686
   U.S. Treasury Note
     4.375%, 08/15/96                                        11,000       10,921
                                                                       ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $35,607)                                                         35,607
                                                                       ---------
TOTAL INVESTMENTS -- 103.8%
   (Cost $861,725)                                                       861,725
                                                                       ---------
OTHER ASSETS AND LIABILITIES, NET -- (3.8)%                              (31,682)
                                                                       ---------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 810,513,477
   outstanding shares of beneficial
   interest                                                              810,513
Portfolio shares of Class B
   (unlimited authorization -- no
   par value) based on 19,676,306
   outstanding shares of beneficial
   interest                                                               19,676
Accumulated net realized loss
   on investments                                                           (146)
                                                                       ---------
TOTAL NET ASSETS-- 100.0%                                              $ 830,043
                                                                       =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                $    1.00
                                                                       =========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B                                $    1.00
                                                                       =========

(A) FLOATING RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996. THE DATE SHOWN IS THE LONGER OF THE RESET DATE OR THE DEMAND DATE.
FFCB     FEDERAL FARM CREDIT BANK
FHLB     FEDERAL HOME LOAN BANK
SLMA     STUDENT LOAN MARKETING ASSOCIATION
TVA      TENNESSEE VALLEY AUTHORITY

PRIME OBLIGATION PORTFOLIO

COMMERCIAL PAPER -- 60.1%
   American Express Credit
     5.650%, 03/08/96                                   $20,000          $19,887
     5.520%, 04/19/96                                    50,000           49,402
     5.160%, 06/21/96                                    30,000           29,394
   American Home Products
     5.710%, 02/02/96                                    10,000            9,998
     5.700%, 02/06/96                                    19,400           19,385

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
  5.720%, 02/09/96                                      $15,000          $14,981
  5.700%, 02/12/96                                       11,000           10,981
  5.660%, 03/07/96                                       15,000           14,917
  5.450%, 03/15/96                                       12,000           11,922
  5.300%, 04/24/96                                       23,000           22,719
Associates of North America
  5.680%, 02/08/96                                       20,000           19,978
  5.680%, 02/12/96                                       20,000           19,965
Bear Stearns
  5.470%, 03/04/96                                       40,000           39,806
  5.420%, 03/18/96                                       35,000           34,758
Beneficial
  5.220%, 05/21/96                                       75,000           73,804
Centric Funding
  5.850%, 02/01/96                                       17,000           17,000
Chase Manhattan
  5.650%, 02/29/96                                       45,000           44,802
Chevron Transportation
  5.700%, 02/06/96                                       10,000            9,992
  5.150%, 06/21/96                                       15,000           14,697
  5.100%, 06/27/96                                        8,000            7,833
Ciesco LP
  5.650%, 02/13/96                                       40,000           39,925
  5.650%, 02/23/96                                       10,000            9,966
  5.630%, 02/29/96                                        7,000            6,969
CIT Group Holdings
  5.650%, 02/12/96                                       20,000           19,965
Coca Cola Enterprises
  5.700%, 02/12/96                                       13,000           12,977
CoreStates Capital
  5.680%, 02/16/96                                        7,000            6,983
  5.680%, 02/20/96                                       15,000           14,955
Corporate Receivables
  5.520%, 02/28/96                                       25,000           24,897
  5.600%, 03/08/96                                       20,000           19,888
Ford Motor Credit
  5.680%, 02/09/96                                       30,000           29,962
  5.580%, 03/27/96                                       30,000           29,744
General Electric Capital
  5.690%, 02/13/96                                       20,000           19,962
  5.590%, 03/01/96                                       25,000           24,887
  5.580%, 04/11/96                                       15,000           14,837
  5.150%, 06/21/96                                       30,000           29,395
General Motors Acceptance
  5.680%, 02/15/96                                       25,000           24,945
  5.750%, 02/16/96                                        9,000            8,978
  5.700%, 02/22/96                                       20,000           19,934
  5.310%, 05/16/96                                       25,000           24,613
Goldman Sachs Group LP
  5.440%, 03/11/96                                       55,000           54,676
Harvard University
  5.250%, 05/15/96                                       20,000           19,697
Hewlett-Packard
  5.650%, 02/15/96                                        4,200            4,191

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   IBM Credit
     5.510%, 04/24/96                                  $   55,000     $   54,301
   International Lease Finance
     5.650%, 02/26/96                                       8,000          7,969
     5.620%, 03/08/96                                      23,000         22,871
   John Deere Capital
     5.640%, 03/29/96                                      35,000         34,687
     5.510%, 04/25/96                                      30,000         29,614
     5.200%, 05/22/96                                      25,000         24,599
   McKenna Triangle National
     5.660%, 02/15/96                                      25,000         24,945
   National Fuel Gas
     5.330%, 04/25/96                                      25,000         24,689
   NationsBank
     5.635%, 04/03/96                                      25,000         24,757
     5.190%, 06/28/96                                      28,000         27,403
   New Center Asset Trust
     5.710%, 02/02/96                                      30,000         29,995
   Norwest Financial
     5.690%, 02/28/96                                      15,000         14,936
   Norwest Corporation
     5.370%, 04/22/96                                      27,000         26,674
   PNC Funding
     5.770%, 02/05/96                                      20,000         19,987
   Preferred Receivables Funding
     5.520%, 04/16/96                                      30,200         29,853
   Prudential Funding
     5.530%, 04/18/96                                      20,000         19,763
   Puerto Rico Development Bank
     5.650%, 02/28/96                                      15,000         14,936
   Riverwood Funding
     5.680%, 02/15/96                                      29,000         28,936
   Sears Roebuck Acceptance
     5.700%, 02/13/96                                      25,000         24,953
     5.720%, 02/13/96                                      30,000         29,943
     5.700%, 02/22/96                                      25,000         24,917
   Suntrust Banks
     5.605%, 02/08/96                                      15,000         14,984
     5.600%, 02/28/96                                      15,000         14,937
   Whirlpool
     5.760%, 02/14/96                                      14,000         13,971
     5.680%, 02/15/96                                      20,000         19,956
     5.710%, 02/16/96                                      16,000         15,962
                                                                      ----------
TOTAL COMMERCIAL PAPER
   (Cost $1,569,105)                                                   1,569,105
                                                                      ----------
CERTIFICATES OF DEPOSIT/BANK NOTES -- 22.6%
   Bank of Hawaii
     5.570%, 11/06/96                                      38,000         38,034
   BankAmerica
     5.740%, 02/16/96                                      55,000         55,000
     5.270%, 06/25/96                                      30,000         30,000
   Bank of New York
     5.520%, 05/22/96                                      50,000         49,988

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Chase Manhattan
     5.770%, 04/15/96                                    $ 35,000       $ 35,000
   First Alabama Bank
     5.250%, 05/31/96                                      20,000         20,000
     5.230%, 07/22/96                                      20,000         19,998
   First American Bank
     5.560%, 03/20/96                                       8,000          8,000
   First Chicago
     5.480%, 03/15/96                                      25,000         25,000
   First of America Bank
     5.375%, 05/17/96                                      60,000         60,000
     5.340%, 05/23/96                                      20,000         20,000
   First National Bank of Maryland
     5.740%, 02/05/96                                      30,000         30,000
   First Union National Bank
     5.220%, 05/03/96                                      45,000         45,000
   Fleet Financial Group
     5.750%, 02/29/96                                      16,000         16,000
   National Bank of Detroit
     5.300%, 04/01/96                                      50,000         50,002
   NationsBank
     5.500%, 06/10/96                                      40,000         40,000
   Wilmington Trust Bank
     5.680%, 03/27/96                                      50,000         50,000
                                                                        --------
TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
   (Cost $592,022)                                                       592,022
                                                                        --------
FLOATING RATE INSTRUMENTS -- 12.4%
   Allstate
     6.000%, 02/01/96 (A)                                  15,000         15,000
   CoreStates Capital
     5.650%, 02/05/96 (A)                                  15,000         15,000
     5.590%, 02/12/96 (A)                                  15,000         15,000
   First Bank of South Dakota
     5.605%, 02/21/96 (A)                                  50,000         49,997
   People's Security Funding
     Agreement
     6.090%, 05/01/96 (A)                                  62,000         62,000
   PNC Bank
     5.603%, 02/05/96 (A)                                  25,000         24,982
     5.550%, 02/06/96 (A)                                  50,000         49,964
   South Trust
     5.603%, 02/20/96 (A)                                  13,000         13,000
   SMM Trust 1995-B
     5.738%, 02/02/96 (A)                                  30,000         30,000
   SMM Trust 1995-1
     5.583%, 02/29/96 (A)                                  50,000         49,995
                                                                        --------
TOTAL FLOATING RATE INSTRUMENTS
   (Cost $324,938)                                                       324,938
                                                                        --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


PRIME OBLIGATION PORTFOLIO

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
   FNMA
     5.340%, 02/07/96 (A)                                $  100,000   $  100,000
   SLMA
     5.350%, 02/07/96 (A)                                    47,600       47,600
     5.370%, 02/07/96 (A)                                    47,000       47,006
     5.360%, 02/07/96 (A)                                    16,000       16,002
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $210,608)                                                       210,608
                                                                      ----------
BANKER'S ACCEPTANCE -- 0.6%
   Republic National Bank
     5.420%, 03/14/96                                        15,000       14,905
                                                                      ----------
TOTAL BANKER'S ACCEPTANCE
   (Cost $14,905)                                                         14,905
                                                                      ----------
REPURCHASE AGREEMENTS -- 0.8%
   Aubrey Lanston
     5.90%, dated 01/31/96,
     matures 02/01/96,
     repurchase price $17,505,869
     (collateralized by U.S.
     Treasury Bill, par value
     $18,295,000, 4.830%, matures
     07/25/96: market value
     $17,862,994)                                            17,503       17,503
   Lehman Brothers
     5.93%, dated 01/31/96,
     matures 02/01/96,
     repurchase price $4,000,659
     (collateralized by U.S.
     Treasury STRIPS, par value
     $9,460,000, 0.000%, matures
     11/15/09: market value
     $4,142,156)                                              4,000        4,000
                                                                      ----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $21,503)                                                         21,503
                                                                      ----------
TOTAL INVESTMENTS -- 104.5%
   (Cost $2,733,081)                                                   2,733,081
                                                                      ----------
OTHER ASSETS AND LIABILITIES, NET -- (4.5)%                             (116,640)
                                                                      ----------


--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 2,441,684,292
   outstanding shares of beneficial
   interest                                                         $ 2,441,684
Portfolio shares of Class B
   (unlimited authorization -- no
   par value) based on 174,778,951
   outstanding shares of beneficial
   interest                                                             174,779
Accumulated net realized loss on
   investments                                                              (22)
                                                                    -----------
TOTAL NET ASSETS-- 100.0%                                           $ 2,616,441
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                             $      1.00
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B                             $      1.00
                                                                    ===========

(A) FLOATING RATE INSTRUMENT. RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996. THE DATE SHOWN IS THE LONGER OF THE RESET DATE OR THE DEMAND DATE.
FNMA    FEDERAL NATIONAL MORTGAGE ASSOCIATION
LP      LIMITED PARTNERSHIP
SLMA    STUDENT LOAN MARKETING ASSOCIATION
STRIPS  SEPARATELY TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================

TREASURY PORTFOLIO

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 36.8%
   U.S. Treasury Bills
     5.102%, 04/25/96                                      $ 4,000       $ 3,954
     5.107%, 05/30/96                                        5,000         4,918
     5.876%, 05/30/96                                        3,000         2,945
     5.877%, 05/30/96                                        4,000         3,927
     5.122%, 06/20/96                                        3,000         2,942
     5.126%, 07/11/96                                        3,000         2,934
   U.S. Treasury Note
     4.375%, 08/15/96                                        4,000         3,971
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $25,591)                                                         25,591
                                                                         -------
REPURCHASE AGREEMENTS -- 62.1%
   Aubrey Lanston
     5.90%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $1,172,192 (collateralized
     by U.S. Treasury Note, par
     value $1,115,000, 7.250%,
     matures 02/15/98: market
     value $1,199,438)                                       1,172         1,172
   J. P. Morgan
     5.90%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $6,000,983 (collateralized
     by U.S. Treasury Note, par
     value $4,318,000, 11.875%,
     matures 11/15/03: market
     value $6,127,737)                                       6,000         6,000
   Lehman Brothers
     5.93%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $6,000,988 (collateralized
     by U.S. Treasury STRIPS, par
     value $13,330,000, 0.000%,
     matures 11/15/08: market
     value $6,243,372)                                       6,000         6,000
   Nomura Securities
     5.94%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $15,002,475 (collateralized
     by U.S. Treasury Note, par
     value $15,098,000, 7.875%,
     matures 07/31/96: market
     value $15,300,177)                                     15,000        15,000

--------------------------------------------------------------------------------
                                                           FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Swiss Bank
     5.93%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $15,002,471 (collateralized
     by various U.S. Treasury Bonds
     ranging in par value $2,680,000
     -- $9,500,000, 8.125% -- 9.125%,
     05/15/09 -- 05/15/21; with total
     market value of $15,389,302)                          $15,000       $15,000
                                                                         -------
TOTAL REPURCHASE AGREEMENTS
   (Cost $43,172)                                                         43,172
                                                                         -------
TOTAL INVESTMENTS -- 98.9%
   (Cost $68,763)                                                         68,763
                                                                         -------
OTHER ASSETS AND LIABILITIES, NET -- 1.1%                                    748
                                                                         -------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no par value)
   based on 54,813,953 outstanding shares of
   beneficial interest                                                    54,814
Portfolio shares of Class C
   (unlimited authorization -- no
   par value) based on 14,690,387
   outstanding shares of beneficial
   interest                                                               14,690
Accumulated net realized gain
   on investments                                                              7
                                                                         -------
TOTAL NET ASSETS-- 100.0%                                                $69,511
                                                                         =======
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                  $  1.00
                                                                         =======
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS C                                  $  1.00
                                                                         =======

STRIPS  SEPARATELY TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996


TREASURY II PORTFOLIO

--------------------------------------------------------------------------------
                                                          FACE
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.8%
   U.S. Treasury Bills
     5.135%, 02/29/96                                      $ 12,980     $ 12,928
     5.200%, 03/07/96                                         5,570        5,542
     5.295%, 03/07/96                                        42,685       42,465
     5.521%, 03/07/96                                         3,695        3,676
     5.540%, 03/07/96                                         1,435        1,428
     5.109%, 04/04/96                                        11,625       11,523
     5.115%, 04/04/96                                         4,555        4,515
     5.131%, 04/04/96                                         6,590        6,532
     5.146%, 04/04/96                                         6,230        6,175
     5.155%, 04/04/96                                         7,590        7,523
     5.171%, 04/04/96                                        10,530       10,437
     5.175%, 04/04/96                                         7,165        7,102
     6.057%, 04/04/96                                         3,370        3,337
     6.199%, 04/04/96                                         2,775        2,747
     6.208%, 04/04/96                                         4,440        4,395
     6.299%, 04/04/96                                         7,000        6,928
     6.301%, 04/04/96                                         1,995        1,975
     6.362%, 04/04/96                                         7,000        6,927
     5.131%, 04/11/96                                         6,615        6,551
   U.S. Treasury Notes
     4.625%, 02/15/96                                       200,000      199,947
     7.875%, 02/15/96                                        35,000       35,029
     9.375%, 04/15/96                                        55,000       55,444
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $443,126)                                                       443,126
                                                                        --------
TOTAL INVESTMENTS -- 98.8%
   (Cost $443,126)                                                       443,126
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%                                  5,506
                                                                        --------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 418,083,768
   outstanding shares of beneficial
   interest                                                              418,084
Portfolio shares of Class B
   (unlimited authorization -- no
   par value) based on 26,433,415
   outstanding shares of beneficial
   interest                                                               26,433
Portfolio shares of Class C
   (unlimited authorization -- no
   par value) based on 3,934,437
   outstanding shares of beneficial
   interest                                                                3,935
Accumulated net realized gain
   on investments                                                            180
                                                                        --------
TOTAL NET ASSETS-- 100.0%                                               $448,632
                                                                        ========

--------------------------------------------------------------------------------
                                                          FACE         MARKET
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                  $  1.00
                                                                         =======
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B                                  $  1.00
                                                                         =======
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS C                                  $  1.00
                                                                         =======
SHORT-TERM GOVERNMENT PORTFOLIO

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 56.5%
   FFCB
     6.970%, 03/28/97                                       $ 5,000      $ 5,012
   FHLB
     6.940%, 03/14/97                                        10,000       10,201
   FNMA
     5.390%, 08/05/98                                         4,000        3,992
     6.850%, 05/26/00                                         6,000        6,162
   FNMA MTN
     7.440%, 03/06/98                                         5,000        5,000
     5.850%, 06/22/98                                         8,000        8,113
     5.410%, 06/25/98                                         3,000        3,002
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $40,912)                                                         41,482
                                                                         -------
U.S. TREASURY OBLIGATION -- 24.3%
   U.S. Treasury Note
     6.750%, 06/30/99                                        17,000       17,851
                                                                         -------
TOTAL U.S. TREASURY OBLIGATION
   (Cost $17,469)                                                         17,851
                                                                         -------
U.S. GOVERNMENT MORTGAGE-BACKED
BONDS -- 18.6%
   FHLMC
     6.500%, 10/01/07                                         4,038        4,022
   FNMA
     6.750%, 03/25/15                                         3,932        3,923
   GNMA
     7.500%, 01/01/10 TBA                                     2,000        2,052
     9.000%, 11/15/20                                            29           31
     9.000%, 10/15/21                                            28           29
     9.000%, 06/15/24                                            20           21
     9.000%, 11/15/24                                           584          617
     9.000%, 12/15/24                                           951        1,006
     9.000%, 01/15/25                                           802          848
     9.000%, 02/15/25                                           451          477
     9.000%, 05/15/25                                           652          689
                                                                         -------
TOTAL U.S. GOVERNMENT
   MORTGAGE-BACKED BONDS
   (Cost $13,529)                                                         13,715
                                                                         -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------
                                                           FACE        MARKET
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

   Repurchase Agreement -- 2.7%
   Paine Webber
     5.90%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $1,985,325 (collateralized
     by U.S. Treasury Note, par
     value $1,935,000, 6.250%,
     matures 05/31/00: market
     value $2,016,532)                                   $  1,985       $  1,985
                                                                        --------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,985)                                                           1,985
                                                                        --------
TOTAL INVESTMENTS-- 102.1%
   (Cost $73,895)                                                         75,033
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- (2.1)%                              (1,552)
                                                                        --------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 7,278,572
   outstanding shares of beneficial
   interest                                                               73,751
Portfolio shares of Class B
   (unlimited authorization -- no
   par value) based on 3,868 outstanding
   shares of beneficial interest                                              38
Portfolio shares of Class D
   (unlimited authorization -- no
   value) based on 1,130 outstanding
   shares of beneficial interest                                              11
Accumulated net realized loss
   on investments                                                         (1,584)
Net unrealized appreciation on
   investments                                                             1,138
Undistributed net investment income                                          127
                                                                        --------
TOTAL NET ASSETS-- 100.0%                                               $ 73,481
                                                                        ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                 $  10.09
                                                                        ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B                                 $  10.07
                                                                        ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS D                                            $  10.09
                                                                        ========
MAXIMUM OFFERING PRICE PER
   SHARE-- CLASS D ($10.09 / 96.5%)(DAGGER)                             $  10.46
                                                                        ========

(DAGGER)THE MAXIMUM OFFERING PRICE PER SHARE IS CALCULATED BY DIVIDING THE NET
        ASSET VALUE BY 1 MINUS THE MAXIMUM SALES CHARGE OF 3.50%.

FFCB FEDERAL FARM CREDIT BANK
FHLB FEDERAL HOME LOAN BANK
FHLMC FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN MEDIUM TERM NOTE
TBA "TO BE ANNOUNCED" MORTGAGE BACKED SECURITY (SEE NOTE 2)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================



INTERMEDIATE-TERM
GOVERNMENT PORTFOLIO



--------------------------------------------------------------------------------
                                                          FACE         MARKET
DESCRIPTION                                           AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 55.0%
   U.S. Treasury Bond
     12.000%, 08/15/13                                   $13,550         $20,856
   U.S. Treasury Notes
      5.625%, 01/31/98                                     6,250           6,331
      7.875%, 04/15/98                                    10,350          10,967
      7.500%, 10/31/99                                    16,500          17,788
      8.500%, 02/15/00                                     9,000          10,070
     10.750%, 02/15/03                                    19,000          24,796
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $88,183)                                                         90,808
                                                                         -------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 24.2%
   FHLMC
     7.974%, 04/20/05                                        655             681
     7.350%, 05/16/05                                        750             786
   FNMA Callable 05/13/96  @ 100
     5.250%, 05/13/98                                     20,000          19,964
   FNMA MTN
     7.920%, 03/30/05                                      3,100           3,316
   Private Export Funding
     7.900%, 03/31/00                                      3,000           3,255
     8.400%, 07/31/01                                      1,000           1,132
     7.300%, 01/31/02                                      1,445           1,568
     6.240%, 05/15/02                                      1,100           1,136
     8.750%, 06/30/03                                      4,790           5,628
     6.860%, 04/30/04                                      2,295           2,438
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $38,583)                                                         39,904
                                                                         -------
U.S. GOVERNMENT
MORTGAGE-BACKED BONDS -- 19.6%
   FHLMC
     6.250%, 07/01/03                                        535             537
     6.500%, 10/01/07                                      6,085           6,060
     6.500%, 09/01/10                                      7,315           7,379
     7.000%, 02/25/19                                        500             515
     6.500%, 06/25/19                                      2,100           2,122
     6.500%, 09/15/21                                        570             565
     7.000%, 05/01/24                                      1,444           1,459
     7.000%, 10/01/25                                      1,978           1,999
   FNMA
     7.500%, 03/01/07                                        458             470
     7.500%, 06/01/09                                        203             208
     9.500%, 05/01/18                                        601             643
   GNMA
     7.000%, 02/01/95 (A)                                  5,823           5,976
     8.000%, 06/15/24                                        522             543
     8.000%, 07/15/24                                        394             410
     8.000%, 08/15/24                                      1,281           1,333
     8.000%, 11/15/24                                        476             495
     8.000%, 05/15/25                                        526             547
     8.000%, 07/15/25                                        527             548

STATEMENT OF NET ASSETS
===============================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996

INTERMEDIATE-TERM
GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------
                                                           FACE        MARKET
DESCRIPTION                                            AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
   GNMA (CONTINUED)
     8.000%, 08/15/25                                    $    473       $    492
     8.000%, 09/15/25                                          50             52
                                                                        --------
TOTAL U.S. GOVERNMENT
   MORTGAGE-BACKED BONDS
   (Cost $31,731)                                                         32,353
                                                                        --------
REPURCHASE AGREEMENT -- 1.7%
   Paine Webber
     5.90%, dated 01/31/96, matures
     02/01/96, repurchase price
     $2,857,468 (collateralized by
     U.S. Treasury Note, par value
     $2,850,000, 5.125%, matures
     02/28/98: market value
     $2,917,905)                                             2,857         2,857
                                                                        --------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,857)                                                           2,857
                                                                        --------
TOTAL INVESTMENTS-- 100.5%
   (Cost $161,354)                                                       165,922
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)
                                                                            (884)
                                                                        --------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 16,404,114
   outstanding shares of beneficial
   interest                                                              167,329
Portfolio shares of Class D
   (unlimited authorization -- no
   par value) based on 5,965
   outstanding shares of beneficial
   interest                                                                   66
Accumulated net realized loss on
   investments                                                            (6,925)
Net unrealized appreciation on
   investments                                                             4,568
                                                                        --------
TOTAL NET ASSETS-- 100.0%                                               $165,038
                                                                        ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                 $  10.06
                                                                        ========
NET ASSET VALUE, AND REDEMPTION
   PRICE PER SHARE-- CLASS D                                            $  10.05
                                                                        ========
MAXIMUM OFFERING PRICE PER
   SHARE-- CLASS D ($10.05 / 96.5%)(DAGGER)                             $  10.41
                                                                        ========

(DAGGER) THE MAXIMUM OFFERING PRICE PER SHARE IS CALCULATED BY DIVIDING THE NET
         ASSET VALUE BY 1 MINUS THE MAXIMUM SALES CHARGE OF 3.50%.
(A) ADJUSTABLE RATE MORTGAGE. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
                                                  FACE        MARKET
DESCRIPTION                                   AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------

FHLMC    FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA     FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN      MEDIUM TERM NOTE

GNMA PORTFOLIO

GNMA-- 98.0%
      6.00%, 10/15/23 - 04/15/24                $  3,947    $  3,841
      6.50%, 06/15/23 - 11/01/24                  17,828      17,700
      6.50%, 11/01/24   TBA                        6,000       5,957
      7.00%, 12/15/22 - 04/15/24                  36,274      36,739
      7.50%, 02/15/17 - 09/15/23                  19,277      19,843
      8.00%, 12/15/21 - 07/15/22                   9,543       9,930
      8.50%, 08/15/08 - 12/15/21                  11,899      12,466
      9.00%, 05/15/16 - 05/15/22                   8,609       9,104
      9.50%, 06/15/09 - 12/15/20                  11,195      11,976
     10.00%, 02/15/13 - 07/15/20                   3,865       4,254
     10.50%, 03/15/18                                180         200
     11.00%, 12/15/09 - 11/15/14                   1,507       1,700
     11.50%, 04/15/10 - 02/15/13                      87          98
     12.00%, 01/15/13 - 04/15/14                      22          25
     12.50%, 12/15/06 - 07/15/15                      66          76
                                                            --------
TOTAL GNMA
   (Cost $131,427)                                           133,909
                                                            --------
REPURCHASE AGREEMENT -- 4.0%
   Paine Webber
     5.90%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $5,431,890 (collateralized
     by U.S. Treasury Note, par
     value $5,345,000, 6.375%,
     matures 01/15/99:  market
     value $5,544,602)                             5,431       5,431
                                                            --------
TOTAL REPURCHASE AGREEMENT
   (Cost $5,431)                                               5,431
                                                            --------
TOTAL INVESTMENTS-- 102.0%
   (Cost $136,858)                                           139,340
                                                            --------
OTHER ASSETS AND LIABILITIES, NET -- (2.0%)
                                                             (2,773)
                                                            --------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 13,859,553
   outstanding shares of beneficial
   interest                                                  145,516
Portfolio shares of Class B
   (unlimited authorization -- no
   par value) based on 1,567
   outstanding shares of beneficial
   interest                                                       14

===============================================================================




GNMA PORTFOLIO

-------------------------------------------------------------------------------
                                                           FACE         MARKET
DESCRIPTION                                            AMOUNT (000)   VALUE (000)
-------------------------------------------------------------------------------
Portfolio shares of Class D
   (unlimited authorization -- no
   par value) based on 16,126
   outstanding shares of beneficial
   interest                                                            $    161
Accumulated net realized loss on
   investments                                                          (11,700)
Net unrealized appreciation on
   investments                                                            2,482
Undistributed net investment income                                          94
                                                                       --------
TOTAL NET ASSETS-- 100.0%                                              $136,567
                                                                       ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                $   9.84
                                                                       ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS B                                $   9.84
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS D                                           $   9.83
                                                                       ========
MAXIMUM OFFERING PRICE PER
   SHARE-- CLASS D ($9.83 / 95.5%) (DAGGER)                            $  10.29
                                                                       ========

(DAGGER) THE MAXIMUM OFFERING PRICE PER SHARE IS CALCULATED BY DIVIDING THE NET
         ASSET VALUE BY 1 MINUS THE MAXIMUM SALES CHARGE OF 4.50%
GNMA  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
TBA   "TO BE ANNOUNCED" MORTGAGE BACKED SECURITY (SEE NOTE 2)

CORPORATE DAILY INCOME
PORTFOLIO

CORPORATE OBLIGATIONS -- 35.9%
   BankAmerica Corporate
     6.013%, 03/20/96 (A)                                   $ 2,000     $ 2,000
   Bankers Trust of New York
     9.200%, 07/15/99                                         1,000       1,105
   Caterpillar MTN
     5.200%, 04/01/96 (A)                                     1,000         980
   Citicorp MTN
     6.000%, 02/12/96 (A)                                     2,000       1,999
   Continental Bank
     6.250%, 02/20/96 (A)                                       825         829
   Fleet Mortgage Group
     6.500%, 06/15/00                                         2,000       2,050
   Ford Motor Credit
     5.310%, 02/15/96 (A)                                     1,500       1,491
   General Electric Capital
     5.600%, 02/01/96 (A)                                     1,000       1,000
   General Motors Acceptance
     5.230%, 03/25/96 (A)                                     1,000         985
   NationsBank MTN
     5.983%, 03/20/96 (A)                                     2,000       2,000
   Sears Roebuck MTN
     5.223%, 03/10/96 (A)                                     1,000         995

-------------------------------------------------------------------------------
                                                            FACE        MARKET
DESCRIPTION                                             AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
   Wells Fargo
     5.813%, 03/20/96 (A)                                  $ 2,000      $  1,999
                                                                        --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $17,355)                                                         17,433
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.6%
   FHLMC
     6.000%, 05/25/97                                          780           786
     6.000%, 07/22/97                                           88            89
     6.000%, 09/26/97                                          495           499
     6.000%, 11/01/97                                          122           123
     6.000%, 02/28/98                                          433           437
     6.000%, 03/06/98                                          745           751
     6.000%, 03/24/98                                           68            69
     6.000%, 04/11/98                                          241           243
     6.000%, 06/30/98                                        3,375         3,403
     6.000%, 07/19/98                                          322           325
     6.000%, 07/22/98                                          664           670
     6.000%, 08/13/98                                          471           475
     6.000%, 08/09/99                                          105           105
     6.000%, 10/03/99                                          127           128
     6.000%, 10/29/99                                          759           765
   FNMA
     5.994%, 02/25/96 (A)                                    1,058         1,060
   FNMA MTN
     5.410%, 06/25/98                                        3,000         3,002
                                                                        --------
TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (Cost $12,827)                                                         12,930
                                                                        --------
ASSET BACKED SECURITIES -- 23.2%
   Banc One Auto 95-A A3
     6.850%, 10/29/96                                        1,500         1,514
   Daimler-Benz Auto Grantor
     Trust 93-A
     3.900%, 10/22/96                                          191           189
   Daimler-Benz Auto Grantor
     Trust 95-A A
     5.850%, 04/22/97                                          924           928
   Ford Credit Grantor Trust 93-B
     4.300%, 11/16/96                                          255           253
   Ford Credit Grantor Trust 95-B A
     5.900%, 09/04/97                                          946           955
   General Motors Acceptance 93-A
     4.150%, 08/13/96                                           64            64
   General Motors Acceptance 93-B A
     4.000%, 10/25/96                                          207           205
   General Motors Grantor Trust 95 A1
     7.150%, 06/09/97                                          966           985
   IBM Credit Receivables Lease
     Asset Master Trust 93-1 A
     4.550%, 12/30/96                                          967           957
   Main Place Funding 95-2
     5.670%, 04/25/96 (A)                                    1,000         1,000

STATEMENT OF NET ASSETS
===============================================================================

SEI DAILY INCOME TRUST -- JANUARY 31, 1996

CORPORATE DAILY INCOME
PORTFOLIO
-------------------------------------------------------------------------------
                                                           FACE         MARKET
DESCRIPTION                                            AMOUNT (000)   VALUE (000)
-------------------------------------------------------------------------------
   MBNA Master Credit 94-DA
     5.700%, 02/01/96 (A)                                $  1,500       $  1,501
   Premier Auto Trust 92-5
     4.550%, 09/30/96                                         113            112
   Premier Auto Trust 93-4 A2
     4.650%, 01/14/97                                         254            252
   Premier Auto Trust 93-6 A2
     4.650%, 03/06/97                                         645            641
   Premier Auto Trust 95-2 A4
     7.050%, 02/08/97                                       1,500          1,527
   Toyota Auto Receivables 93-A A
     3.900%, 09/04/96                                         178            176
                                                                        --------
TOTAL ASSET BACKED SECURITIES
   (Cost $11,185)                                                         11,259
                                                                        --------
U.S. TREASURY OBLIGATION -- 6.4%
   U.S. Treasury Note
     6.125%, 09/30/00                                       3,000          3,106
                                                                        --------
TOTAL U.S. TREASURY OBLIGATION
   (Cost $3,080)                                                           3,106
                                                                        --------
REPURCHASE AGREEMENT -- 7.4%
   Paine Webber
     5.90%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $3,579,587 (collateralized
     by U.S. Treasury Note, par
     value $3,638,000, 5.250%,
     matures 07/31/98: market
     value $3,653,916)                                      3,579          3,579
                                                                        --------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,579)                                                           3,579
                                                                        --------
TOTAL INVESTMENTS -- 99.5%
   (Cost $48,026)                                                         48,307
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 0.5%                                    232
                                                                        --------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no
   par value) based on 24,243,059
   outstanding shares of beneficial
   interest                                                               48,262
Accumulated net realized loss on
   investments                                                                (4)
Net unrealized appreciation on
   investments                                                               281
                                                                        --------
TOTAL NET ASSETS-- 100.0%                                               $ 48,539
                                                                        ========
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE-- CLASS A                                      $2.00
                                                                          ======


-------------------------------------------------------------------------------
                                                           FACE        MARKET
DESCRIPTION                                            AMOUNT (000)   VALUE (000)
-------------------------------------------------------------------------------

(A) FLOATING RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996. THE DATE SHOWN IS THE LONGER OF THE RESET DATE OR THE DEMAND DATE.
FHLMC   FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA    FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN     MEDIUM TERM NOTE

SHORT-TERM
MORTGAGE PORTFOLIO

U.S. MORTGAGE-BACKED OBLIGATIONS -- 84.1%
   FHLMC
      7.000%, 02/01/99                                       $   50       $   50
   FHLMC IO
      7.000%, 05/15/21                                          401           60
   FNMA
      7.690%, 02/01/96 (A)                                      280          289
      8.250%, 02/01/96 (A)                                      504          524
      7.000%, 01/25/99                                          150          153
   GNMA
     12.000%, 09/15/98                                           45           49
     12.000%, 10/15/98                                           19           20
     10.000%, 04/20/01                                          141          152
     10.750%, 03/15/03                                           38           41
      8.000%, 02/15/08                                          117          121
      9.250%, 11/20/16                                           65           68
                                                                          ------
TOTAL U.S. MORTGAGE-BACKED OBLIGATIONS
   (Cost $1,489)                                                           1,527
                                                                          ------
U.S. TREASURY OBLIGATIONS -- 13.6%
   U.S. Treasury Notes
      7.500%, 10/31/99                                           35           38
     10.750%, 02/15/03                                          160          209
                                                                          ------
U.S. TREASURY OBLIGATIONS
   (Cost $244)                                                               247
                                                                          ------
REPURCHASE AGREEMENT -- 0.9%
   Paine Webber
     5.90%, dated 01/31/96,
     matures 02/01/96, repurchase
     price $16,003 (collateralized by
     U.S. Treasury Note, par value
     $17,000, 5.250%, matures 07/31/98:
     market value $17,074)                                       16           16
                                                                          ------
TOTAL REPURCHASE AGREEMENT
   (Cost $16)                                                                 16
                                                                          ------

===============================================================================



SHORT-TERM MORTGAGE
PORTFOLIO
-------------------------------------------------------------------------------
                                                                        MARKET
DESCRIPTION                                                           VALUE (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
   (Cost $1,749)                                                        $ 1,790
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET -- 1.4%                                    25
                                                                        -------
NET ASSETS:
Portfolio shares of Class A
   (unlimited authorization -- no par
   value) based on 183,682 outstanding
   shares of beneficial interest                                          1,886
Accumulated net realized loss
   on investments                                                          (110)
Net unrealized appreciation on investments                                   41
Distributions in excess of net
   investment income                                                         (2)
                                                                        -------
TOTAL NET ASSETS-- 100.0%                                               $ 1,815
                                                                        =======
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE-- CLASS A                                   $9.88
                                                                          =====

(A) ADJUSTABLE RATE MORTGAGE. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996.
FNMA     FEDERAL NATIONAL MORTGAGE ASSOCIATION
FHLMC    FEDERAL HOME LOAN MORTGAGE CORPORATION
GNMA     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
IO       INTEREST ONLY

STATEMENTS OF OPERATIONS (000)
===============================================================================

SEI DAILY INCOME TRUST--FOR THE YEAR ENDED JANUARY 31, 1996


                                                  ---------       ----------      -------------     ----------      ---------

                                                    MONEY                                              PRIME
                                                   MARKET         GOVERNMENT      GOVERNMENT II     OBLIGATION      TREASURY
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                  ---------       ----------      -------------     ----------      ---------
Interest Income                                    $9,645           $29,232          $48,353         $144,492        $3,151
                                                   ------           -------          -------         --------        ------
EXPENSES:
   Management fee                                     524             1,185            1,559            4,565           128
   Less management fees waived                       (365)             (580)            (572)          (1,646)          (75)
   Investment advisory fee                             42               130              215              630            14
   Less investment advisory fees waived               (29)              (97)            (148)            (433)          (11)
   Custodian/wire agent fees                           39                39               65              164            18
   Trustee fees                                         3                 8               14               41             1
   Distribution fees(1)                                84             2,594              333              981            53
   Other                                               45               141              229              657            14
   Amortization of deferred
     organizational costs                              --                --               --               --            --
                                                   ------           -------          -------         --------        ------
   Total expenses                                     343             3,420            1,695            4,959           142
                                                   ------           -------          -------         --------        ------
   NET INVESTMENT INCOME                            9,302            25,812           46,658          139,533         3,009
                                                   ------           -------          -------         --------        ------
   NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
   Net realized gain (loss) from security
     transactions                                      27                79               56               94            11
                                                   ------           -------          -------         --------        ------
   Net change in unrealized appreciation
     of investments                                    --                --               --               --            --
                                                   ------           -------          -------         --------        ------
NET INCREASE IN NET ASSETS FROM OPERATIONS         $9,329           $25,891          $46,714         $139,627        $3,020
                                                   ======           =======          =======         ========        ======

(1) INCLUDES CLASS SPECIFIC EXPENSES OF APPROXIMATELY $25, $2,432, $54, $155, $36, $110, $1, AND $1 FOR THE MONEY MARKET, GOVERNMENT, GOVERNMENT II, PRIME OBLIGATION, TREASURY, TREASURY II, INTERMEDIATE-TERM GOVERNMENT, AND GNMA PORTFOLIOS, RESPECTIVELY.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                               -----------    ----------    -------------   ---------     ---------     ----------
                                                                            INTERMEDIATE-                 CORPORATE
                                                              SHORT-TERM        TERM                        DAILY       SHORT-TERM
                                               TREASURY II    GOVERNMENT     GOVERNMENT       GNMA         INCOME        MORTGAGE
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                               -----------    ----------    -------------   ---------     ---------     ----------
Interest Income                                 $27,770          $5,249        $12,553       $11,362       $3,350          $186
                                                -------          ------        -------       -------       ------          ----
EXPENSES:
   Management fee                                 1,170             279            669           483          185             9
   Less management fees waived                     (356)            (48)          (113)          (19)         (80)           (9)
   Investment advisory fee                          128              79            191           150           53             3
   Less investment advisory fees waived             (84)            (14)           (34)           (7)         (23)           --
   Custodian/wire agent fees                         37               8             16            35            8             2
   Trustee fees                                       8               1              3             3            1            --
   Distribution fees(1)                             273              28             68            52           18             1
   Other                                            153              26             60            43           16            --
   Amortization of deferred
     organizational costs                            --              --             --            --            8             6
                                                -------          ------        -------       -------       ------          ----
   Total expenses                                 1,329             359            860           740          186            12
                                                -------          ------        -------       -------       ------          ----
   NET INVESTMENT INCOME                         26,441           4,890         11,693        10,622        3,164           174
                                                -------          ------        -------       -------       ------          ----
   NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
   Net realized gain (loss) from security
     transactions                                   103            (210)         1,392        (1,931)         530            44
                                                 -------          ------        -------       -------       ------         ----
   Net change in unrealized appreciation
     of investments                                  --           3,207         13,934        13,217          737            31
                                                -------          ------        -------       -------       ------          ----
NET INCREASE IN NET ASSETS FROM OPERATIONS      $26,544          $7,887        $27,019       $21,908       $4,431          $249
                                                =======          ======        =======       =======       ======          ====

(1) INCLUDES CLASS SPECIFIC EXPENSES OF APPROXIMATELY $25, $2,432, $54, $155, $36, $110, $1, AND $1 FOR THE MONEY MARKET, GOVERNMENT, GOVERNMENT II, PRIME OBLIGATION, TREASURY, TREASURY II, INTERMEDIATE-TERM GOVERNMENT, AND GNMA PORTFOLIOS, RESPECTIVELY.
   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

STATEMENTS OF CHANGES IN NET ASSETS (000)
===============================================================================

SEI DAILY INCOME TRUST--FOR THE PERIODS ENDED JANUARY 31

                                                    ----------------------       ---------------------      ----------------------
                                                            MONEY
                                                           MARKET                     GOVERNMENT                 GOVERNMENT II
                                                    ----------------------       ---------------------      ----------------------
                                                       1996          1995            1996     1995 (1)         1996         1995
                                                    ----------------------       ---------------------      ----------------------
OPERATIONS:
     Net investment income                          $   9,302    $   9,667       $  25,812  $   7,304       $  46,658    $  32,719
     Net realized gain (loss) from
         security transactions                             27          (12)             79        (74)             56          (87)
                                                    ---------    ---------       ---------  ---------       ---------    ---------
     Net increase in net assets
         resulting from operations                      9,329        9,655          25,891      7,230          46,714       32,632
                                                    ---------    ---------       ---------  ---------       ---------    ---------

DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class A                                           (8,897)      (9,468)           (260)        --         (45,683)     (32,116)
     Class B                                             (335)        (199)           (300)        --            (975)        (603)
     Class C                                              (70)          --         (25,247)    (7,304)             --           --
   Net realized gains:                                     --           --              --         --              --           --
                                                    ---------    ---------       ---------  ---------       ---------    ---------
   Total dividends distributed                         (9,302)      (9,667)        (25,807)    (7,304)        (46,658)     (32,719)
                                                    ---------    ---------       ---------  ---------       ---------    ---------

CAPITAL SHARE TRANSACTIONS (ALL AT
   $1.00 PER SHARE): Class A:
     Proceeds from shares issued                    1,636,983    2,811,452         151,613         --       4,331,859    3,658,726
     Reinvestment of cash distributions                   249           38              51         --             691          623
     Cost of shares repurchased                    (1,755,356)  (2,801,293)       (102,903)        --      (4,308,644)  (3,610,898)
                                                    ---------    ---------       ---------  ---------       ---------    ---------
     Increase (decrease) in net assets
         from Class A transactions                   (118,124)      10,197          48,761         --          23,906       48,451
                                                    ---------    ---------       ---------  ---------       ---------    ---------
   Class B:
     Proceeds from shares issued                        9,372       13,161          82,626         --         130,798       70,987
     Reinvestment of cash distributions                     9           --               4         --             244           57
     Cost of shares repurchased                        (9,079)      (9,181)        (67,634)        --         (126,567)     (77,304)
                                                    ---------    ---------       ---------  ---------       ---------    ---------
     Increase (decrease) in net assets
         from Class B transactions                        302        3,980          14,996         --           4,475       (6,260)
                                                    ---------    ---------       ---------  ---------       ---------    ---------
   Class C:
     Proceeds from shares issued                        8,473           --       1,365,830    824,507              --           --
     Reinvestment of cash distributions                    70           --          20,121      6,347              --           --
     Cost of shares repurchased                        (6,083)          --      (1,153,932)  (519,945)             --           --
                                                    ---------    ---------       ---------  ---------       ---------    ---------
     Increase (decrease) in net assets
         from Class C transactions                      2,460           --         232,019    310,909              --           --
                                                    ---------    ---------       ---------  ---------       ---------    ---------
INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS                   (115,362)      14,177         295,776    310,909          28,381       42,191
                                                    ---------    ---------       ---------  ---------       ---------    ---------
       Net increase (decrease) in net assets         (115,335)      14,165         295,860    310,835          28,437       42,104
                                                    ---------    ---------       ---------  ---------       ---------    ---------
NET ASSETS:
   Beginning of Period                                220,302      206,137         310,835         --         801,606      759,502
                                                    ---------    ---------       ---------  ---------       ---------    ---------
   End of Period                                    $ 104,967    $ 220,302       $ 606,695  $ 310,835       $ 830,043    $ 801,606
                                                    =========    =========       =========  =========       =========    =========

(1)  GOVERNMENT PORTFOLIO REOPENED ON APRIL 7, 1994.
     AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    ------------------------      -------------------    ------------------------
                                                              PRIME
                                                           OBLIGATION                  TREASURY                 TREASURY II
                                                    ------------------------      -------------------    ------------------------
                                                       1996          1995           1996       1995          1996         1995
                                                    ------------------------      -------------------    ------------------------
OPERATIONS:
     Net investment income                           $  139,533   $   98,561      $  3,009   $  1,999      $  26,441    $  15,796
     Net realized gain (loss)
         from security transactions                          94         (138)           11         (3)           103           95
                                                     ----------   ----------      --------   --------      ---------    ---------
     Net increase in net assets
         resulting from operations                      139,627       98,423         3,020      1,996         26,544       15,891
                                                     ----------   ----------      --------   --------      ---------    ---------

DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class A                                           (136,749)     (97,805)       (2,644)    (1,999)       (24,600)     (14,850)
     Class B                                             (2,784)        (647)           --         --         (1,768)        (946)
     Class C                                                 --        (109)         (365)        --            (73)          --
   Net realized gains:                                       --           --            --         --             --           --
                                                     ----------   ----------      --------   --------      ---------    ---------
   Total dividends distributed                         (139,533)     (98,561)       (3,009)    (1,999)       (26,441)     (15,796)
                                                     ----------   ----------      --------   --------      ---------    ---------

CAPITAL SHARE TRANSACTIONS (ALL AT
   $1.00 PER SHARE): Class A:
     Proceeds from shares issued                     15,851,570   16,480,679       221,471    225,159      3,724,146    2,198,439
     Reinvestment of cash distributions                  35,850       18,646             1         --          6,454        5,301
     Cost of shares repurchased                     (16,224,177) (16,261,984)     (205,791)  (232,323)    (3,710,125)  (2,170,484)
                                                     ----------   ----------      --------   --------      ---------    ---------
     Increase (decrease) in net assets
         from Class A transactions                     (336,757)     237,341        15,681     (7,164)        20,475       33,256
                                                     ----------   ----------      --------   --------      ---------    ---------
   Class B:
     Proceeds from shares issued                        544,082       56,734            --         --        173,790      157,948
     Reinvestment of cash distributions                     127            5            --         --              2            4
     Cost of shares repurchased                        (391,283)     (41,198)           --         --       (192,035)    (135,723)
                                                     ----------   ----------      --------   --------      ---------    ---------
     Increase (decrease) in net assets
         from Class B transactions                      152,926       15,541            --         --        (18,243)      22,229
                                                     ----------   ----------      --------   --------      ---------    ---------
   Class C:
     Proceeds from shares issued                             --        3,479        40,529         --          8,448           --
     Reinvestment of cash distributions                      --           --            --         --             73           --
     Cost of shares repurchased                              --      (24,085)      (25,839)        --         (4,586)          --
                                                     ----------   ----------      --------   --------      ---------    ---------
     Increase (decrease) in net assets
         from Class C transactions                           --      (20,606)       14,690         --          3,935           --
                                                     ----------   ----------      --------   --------      ---------    ---------
INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS                     (183,831)     232,276        30,371     (7,164)         6,167       55,485
                                                     ----------   ----------      --------   --------      ---------    ---------
       Net increase (decrease) in net assets           (183,737)     232,138        30,382     (7,167)         6,270       55,580
                                                     ----------   ----------      --------   --------      ---------    ---------
NET ASSETS:
   Beginning of Period                                2,800,178    2,568,040        39,129     46,296        442,362      386,782
                                                     ----------   ----------      --------   --------      ---------    ---------
   End of Period                                     $2,616,441   $2,800,178      $ 69,511   $ 39,129      $ 448,632    $ 442,362
                                                     ==========   ==========      ========   ========      =========    =========

(1)  GOVERNMENT PORTFOLIO REOPENED ON APRIL 7, 1994.
     AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

STATEMENTS OF CHANGES IN NET ASSETS (000)
===============================================================================

SEI DAILY INCOME TRUST--FOR THE YEARS ENDED JANUARY 31

                                                                              ------------------         -------------------
                                                                                                             INTERMEDIATE-
                                                                                  SHORT-TERM                    TERM
                                                                                  GOVERNMENT                  GOVERNMENT
                                                                              ------------------         -------------------
                                                                                 1996     1995              1996      1995
                                                                              ------------------         -------------------
OPERATIONS:
     Net investment income                                                     $ 4,890  $  4,639         $ 11,693  $ 15,663
     Net realized gain (loss) from security transactions                          (210)   (1,375)           1,392    (8,331)
     Net change in unrealized appreciation (depreciation) of investments         3,207    (2,532)          13,934   (16,030)
                                                                               -------  --------         --------  --------
     Net increase (decrease) in net assets resulting from operations             7,887       732           27,019    (8,698)
                                                                               -------  --------         --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class A                                                                    (4,882)   (4,636)         (11,683)  (15,655)
     Class B                                                                        (7)       (3)              (5)       (3)
     Class D                                                                        (1)       --               (5)       (7)
   Net Realized Gains:
     Class A                                                                        --      (143)              --    (2,132)
     Class B                                                                        --        --               --        (1)
     Class D                                                                        --        --               --        (1)
                                                                               -------  --------         --------  --------
   Total dividends distributed                                                  (4,890)   (4,782)         (11,693)  (17,799)
                                                                               -------  --------         --------  --------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Proceeds from shares issued                                                54,202    61,290           35,080   109,590
     Reinvestment of cash distributions                                          1,484     1,556            1,840     2,663
     Cost of shares repurchased                                                (84,705)  (87,404)        (130,929) (178,914)
                                                                               -------  --------         --------  --------
     Increase (decrease) in net assets from Class A transactions               (29,019)  (24,558)         (94,009)  (66,661)
                                                                               -------  --------         --------  --------
   Class B:
     Proceeds from shares issued                                                     1       112               --        96
     Reinvestment of cash distributions                                             --        --               --        --
     Cost of shares repurchased                                                    (98)      (15)             (96)       --
                                                                               -------  --------         --------  --------
     Increase (decrease) in net assets from Class B transactions                   (97)       97              (96)       96
                                                                               -------  --------         --------  --------
   Class D:
     Proceeds from shares issued                                                    11        --               26       142
     Reinvestment of cash distributions                                             --        --                4         7
     Cost of shares repurchased                                                     --        --              (76)     (145)
                                                                               -------  --------         --------  --------
     Increase (decrease) in net assets from Class D transactions                    11        --              (46)        4
                                                                               -------  --------         --------  --------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS      (29,105)  (24,461)         (94,151)  (66,561)
                                                                               -------  --------         --------  --------
       Net increase (decrease) in net assets                                   (26,108)  (28,511)         (78,825)  (93,058)
                                                                               -------  --------         --------  --------
NET ASSETS:
   Beginning of Period                                                          99,589   128,100          243,863   336,921
                                                                               -------  --------         --------  --------
   End of Period                                                               $73,481  $ 99,589         $165,038  $243,863
                                                                               =======  ========         ========  ========
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued                                                               5,451     6,239            3,585    11,387
     Shares issued in lieu of cash distributions                                   149       159              188       280
     Shares repurchased                                                         (8,542)   (8,911)         (13,494)  (18,803)
                                                                               -------  --------         --------  --------
     Total Class A transactions                                                 (2,942)   (2,513)          (9,721)   (7,136)
                                                                               -------  --------         --------  --------
   Class B:
     Shares issued                                                                  --        11               --        10
     Shares issued in lieu of cash distributions                                    --        --               --        --
     Shares repurchased                                                            (10)       (1)             (10)       --
                                                                                -------  --------         --------  --------
     Total Class B transactions                                                    (10)       10              (10)       10
                                                                                -------  --------         --------  --------
   Class D:
     Shares issued                                                                   1        --                3        14
     Shares issued in lieu of cash distributions                                    --        --               --         1
     Shares repurchased                                                             --        --               (8)      (15)
                                                                               -------  --------         --------  --------
     Total Class D transactions                                                      1        --               (5)       --
                                                                               -------  --------         --------  --------
     Increase (decrease) in capital shares                                      (2,951)   (2,503)          (9,736)   (7,126)
                                                                               =======  ========         ========  ========
Distributions in excess of net investment income                               $    --  $     --         $     --  $     --
                                                                               =======  ========         ========  ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              ------------------     ------------------          -----------------
                                                                                          CORPORATE
                                                                                            DAILY                  SHORT-TERM
                                                                      GNMA                 INCOME                   MORTGAGE
                                                              ------------------     ------------------          -----------------
                                                                 1996     1995         1996      1995              1996      1995
                                                              ------------------     ------------------          -----------------
OPERATIONS:
     Net investment income                                    $ 10,622  $ 16,746      $ 3,164   $ 1,997          $  174    $  241
     Net realized gain (loss) from security transactions        (1,931)   (9,770)         530      (367)             44      (148)
     Net change in unrealized appreciation (depreciation)
         of investments                                         13,217   (14,407)         737      (442)             31        12
                                                              --------  --------      -------   -------          ------    ------
     Net increase (decrease) in net assets resulting
         from operations                                        21,908    (7,431)       4,431     1,188             249       105
                                                              --------  --------      -------   -------          ------    ------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class A                                                   (10,609)  (16,618)      (3,164)   (1,997)           (176)     (241)
     Class B                                                        (1)       (1)          --        --              --        --
     Class D                                                       (12)      (10)          --        --              --        --
   Net Realized Gains:
     Class A                                                        --       (66)        (168)       --              --        --
     Class B                                                        --        --           --        --              --        --
     Class D                                                        --        --           --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
   Total dividends distributed                                 (10,622)  (16,695)      (3,332)   (1,997)           (176)     (241)
                                                              --------  --------      -------   -------          ------    ------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Proceeds from shares issued                                35,784    96,860       33,220    51,564           1,707     5,704
     Reinvestment of cash distributions                          2,093     3,898        1,876     1,071              53        95
     Cost of shares repurchased                                (94,982) (156,581)     (38,151)  (44,986)         (3,625)   (5,977)
                                                              --------  --------      -------   -------          ------    ------
     Increase (decrease) in net assets from
         Class A transactions                                  (57,105)  (55,823)      (3,055)    7,649          (1,865)     (178)
                                                              --------  --------      -------   -------          ------    ------
   Class B:
     Proceeds from shares issued                                    --        28           --        --              --        --
     Reinvestment of cash distributions                             --        --           --        --              --        --
     Cost of shares repurchased                                     --       (14)          --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
     Increase (decrease) in net assets from
         Class B transactions                                       --        14           --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
   Class D:
     Proceeds from shares issued                                    17        47           --        --              --        --
     Reinvestment of cash distributions                             10         8           --        --              --        --
     Cost of shares repurchased                                    (49)       (7)          --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
     Increase (decrease) in net assets
         from Class D transactions                                 (22)       48           --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                                  (57,127)  (55,761)      (3,055)    7,649          (1,865)     (178)
                                                              --------  --------      -------   -------          ------    ------
       Net increase (decrease) in net assets                   (45,841)  (79,887)      (1,956)    6,840          (1,792)     (314)
                                                              --------  --------      -------   -------          ------    ------
NET ASSETS:
   Beginning of Period                                         182,408   262,295       50,495    43,655           3,607     3,921
                                                              --------  --------      -------   -------          ------    ------
   End of Period                                              $136,567  $182,408      $48,539   $50,495          $1,815    $3,607
                                                              ========  ========      =======   =======          ======    ======
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares issued                                               3,727    10,398       16,731    26,175             174       584
     Shares issued in lieu of cash distributions                   218       421          942       544               6        10
     Shares repurchased                                         (9,957)  (16,985)     (19,144)  (22,845)           (370)     (616)
                                                              --------  --------      -------   -------          ------    ------
     Total Class A transactions                                 (6,012)   (6,166)      (1,471)    3,874            (190)      (22)
                                                              --------  --------      -------   -------          ------    ------
   Class B:
     Shares issued                                                  --         3           --        --              --        --
     Shares issued in lieu of cash distributions                    --        --           --        --              --        --
     Shares repurchased                                             --        (1)          --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
     Total Class B transactions                                     --         2           --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
   Class D:
     Shares issued                                                   2         5           --        --              --        --
     Shares issued in lieu of cash distributions                     1         1           --        --              --        --
     Shares repurchased                                             (5)       (1)          --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
     Total Class D transactions                                     (2)        5           --        --              --        --
                                                              --------  --------      -------   -------          ------    ------
     Increase (decrease) in capital shares                      (6,014)   (6,159)      (1,471)    3,874            (190)      (22)
                                                              ========  ========      =======   =======          ======    ======
Distributions in excess of net investment income              $     --  $     --      $    --   $    --          $   (2)   $   --
                                                              ========  ========      =======   =======          ======    ======

FINANCIAL HIGHLIGHTS
===============================================================================

SEI DAILY INCOME TRUST--FOR THE PERIOD ENDED JANUARY 31, 1996

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                  NET
                                REALIZED
                                  AND
                               UNREALIZED               DISTRIBUTIONS  NET
          NET ASSET              GAINS    DISTRIBUTIONS     FROM       ASSET
            VALUE       NET     (LOSSES)     FROM NET     REALIZED     VALUE
          BEGINNING  INVESTMENT    ON       INVESTMENT    CAPITAL      END OF
          OF PERIOD    INCOME  SECURITIES    INCOME        GAINS       PERIOD
----------------------------------------------------------------------------
----------------------
MONEY MARKET PORTFOLIO
----------------------
CLASS A
  1996     $1.00       $0.06      $--        $(0.06)        $--       $1.00
  1995      1.00        0.04       --         (0.04)         --        1.00
  1994      1.00        0.03       --         (0.03)         --        1.00
  1993      1.00        0.04       --         (0.04)         --        1.00
  1992      1.00        0.06       --         (0.06)         --        1.00
CLASS B
  1996      1.00        0.06       --         (0.06)         --        1.00
  1995      1.00        0.04       --         (0.04)         --        1.00
  1994      1.00        0.03       --         (0.03)         --        1.00
  1993      1.00        0.04       --         (0.04)         --        1.00
  1992      1.00        0.05       --         (0.05)         --        1.00
CLASS C
  1996(1)   1.00        0.04       --         (0.04)         --        1.00
--------------------
GOVERNMENT PORTFOLIO
--------------------

CLASS A
  1996(2)  $1.00       $0.01      $--        $(0.01)        $--       $1.00
  1994(3)   1.00        0.01       --         (0.01)         --        1.00
  1993(4)   1.00        0.03       --         (0.03)         --        1.00
CLASS B
  1996(5)   1.00        0.02       --         (0.02)         --        1.00
CLASS C
  1996      1.00        0.05       --         (0.05)         --        1.00
  1995(6)   1.00        0.03       --         (0.03)         --        1.00
-----------------------
GOVERNMENT II PORTFOLIO
-----------------------

CLASS A
  1996     $1.00       $0.06      $--        $(0.06)        $--       $1.00
  1995      1.00        0.04       --         (0.04)         --        1.00
  1994      1.00        0.03       --         (0.03)         --        1.00
  1993      1.00        0.04       --         (0.04)         --        1.00
  1992      1.00        0.06       --         (0.06)         --        1.00
CLASS B
  1996      1.00        0.05       --         (0.05)         --        1.00
  1995      1.00        0.04       --         (0.04)         --        1.00
  1994      1.00        0.03       --         (0.03)         --        1.00
  1993      1.00        0.03       --         (0.03)         --        1.00
  1992      1.00        0.05       --         (0.05)         --        1.00
--------------------------
PRIME OBLIGATION PORTFOLIO
--------------------------

CLASS A
  1996     $1.00       $0.06      $--        $(0.06)        $--       $1.00
  1995      1.00        0.04       --         (0.04)         --        1.00
  1994      1.00        0.03       --         (0.03)         --        1.00
  1993      1.00        0.04       --         (0.04)         --        1.00
  1992      1.00        0.06       --         (0.06)         --        1.00
CLASS B
  1996      1.00        0.06       --         (0.06)         --        1.00
  1995      1.00        0.04       --         (0.04)         --        1.00
  1994      1.00        0.03       --         (0.03)         --        1.00
  1993      1.00        0.04       --         (0.04)         --        1.00
  1992(7)   1.00        0.04       --         (0.04)         --        1.00
CLASS C
  1995(8)   1.00        0.03       --         (0.03)         --        1.00
  1994      1.00        0.03       --         (0.03)         --        1.00
  1993(9)   1.00        0.03       --         (0.03)         --        1.00




                                                                                RATIO OF
                                                                                  NET
                                                                  RATIO OF     INVESTMENT
                                         RATIO OF     RATIO OF    EXPENSES      INCOME
                               NET       EXPENSES       NET         TO            TO
                             ASSETS         TO       INVESTMENT   AVERAGE       AVERAGE
                             END OF       AVERAGE     INCOME     NET ASSETS    NET ASSETS
              TOTAL          PERIOD         NET      TO AVERAGE  (EXCLUDING    (EXCLUDING
             RETURN           (000)       ASSETS     NET ASSETS   WAIVERS)      WAIVERS)
------------------------------------------------------------------------------------------
----------------------
MONEY MARKET PORTFOLIO
----------------------
CLASS A
  1996        5.98%          $ 95,891      0.20%        5.88%       0.45%         5.63%
  1995        4.55            213,988      0.21         4.49        0.45          4.25
  1994        2.98            203,803      0.35         2.95        0.44          2.86
  1993        3.60            264,450      0.35         3.56        0.39          3.52
  1992        5.76            312,151      0.35         5.84        0.39          5.80
CLASS B
  1996        5.67              6,616      0.50         5.53        0.75          5.28
  1995        4.24              6,314      0.51         4.49        0.75          4.25
  1994        2.68              2,334      0.65         2.65        0.74          2.56
  1993        3.29                309      0.65         3.47        0.69          3.43
  1992        5.45              2,305      0.53         5.18        0.61          5.10
CLASS C
  1996(1)     3.79(DAGGER)      2,460      0.70         5.17        0.96          4.91
--------------------
GOVERNMENT PORTFOLIO
--------------------

CLASS A
  1996(2)     1.48%(DAGGER)  $ 48,762      0.20%        5.55%       0.33%         5.42%
  1994(3)     3.22                 --      0.20         3.04        0.37          2.87
  1993(4)     3.19             20,022      0.20         3.41        0.38          3.23
CLASS B
  1996(5)     2.39(DAGGER)     14,997      0.50         5.27        0.63          5.14
CLASS C
  1996        5.39(DAGGER)    542,936      0.70         5.23        0.84          5.09
  1995(6)     3.41(DAGGER)    310,835      0.70         4.32        0.89          4.13
-----------------------
GOVERNMENT II PORTFOLIO
-----------------------

CLASS A
  1996        5.83%          $810,365      0.20%        5.69%       0.29%         5.60%
  1995        4.39            786,405      0.20         4.33        0.30          4.23
  1994        3.02            738,040      0.20         2.98        0.29          2.89
  1993        3.57            664,540      0.20         3.48        0.29          3.39
  1992        5.73            534,303      0.20         5.56        0.28          5.48
CLASS B
  1996        5.52             19,678      0.50         5.41        0.59          5.32
  1995        4.08             15,201      0.50         4.33        0.60          4.23
  1994        2.71             21,462      0.50         2.68        0.60          2.58
  1993        3.26                338      0.50         3.35        0.59          3.26
  1992        5.02              1,906      0.48         4.75        0.59          4.64
--------------------------
PRIME OBLIGATION PORTFOLIO
--------------------------

CLASS A
  1996        5.96%        $2,441,662      0.20%        5.82%       0.29%         5.73%
  1995        4.46          2,778,326      0.20         4.41        0.30          4.31
  1994        3.10          2,541,126      0.20         3.07        0.28          2.98
  1993        3.72          2,564,340      0.20         3.62        0.30          3.52
  1992        5.97          1,661,619      0.20         5.73        0.29          5.64
CLASS B
  1996        5.65            174,779      0.50         5.38        0.58          5.30
  1995        4.15             21,852      0.50         4.55        0.60          4.45
  1994        2.79              6,312      0.50         2.77        0.58          2.68
  1993        3.41              4,699      0.47         3.63        0.53          3.57
  1992(7)     5.58             67,016      0.50         4.98        0.59          4.89
CLASS C
  1995(8)     2.55(DAGGER)         --      0.70         2.79        0.77          2.72
  1994        2.59             20,602      0.70         2.57        0.78          2.48
  1993(9)     3.13             85,325      0.70         3.05        0.83          2.92




                                  NET
                                REALIZED
                                  AND
                               UNREALIZED               DISTRIBUTIONS  NET
          NET ASSET              GAINS    DISTRIBUTIONS     FROM       ASSET
            VALUE       NET     (LOSSES)     FROM NET     REALIZED     VALUE
          BEGINNING  INVESTMENT    ON       INVESTMENT    CAPITAL      END OF
          OF PERIOD    INCOME  SECURITIES    INCOME        GAINS       PERIOD
----------------------------------------------------------------------------
-------------------------------------------------------------------------------
------------------
TREASURY PORTFOLIO
------------------

CLASS A
  1996     $1.00       $0.06      $--       $(0.06)        $--       $1.00
  1995      1.00        0.04       --        (0.04)         --        1.00
  1994      1.00        0.03       --        (0.03)         --        1.00
  1993(10)  1.00        0.01       --        (0.01)         --        1.00
CLASS C
  1996(11)  1.00        0.03       --        (0.03)         --        1.00
---------------------
TREASURY II PORTFOLIO
---------------------

CLASS A
  1996     $1.00       $0.05      $--       $(0.05)        $--       $1.00
  1995      1.00        0.04       --        (0.04)         --        1.00
  1994      1.00        0.03       --        (0.03)         --        1.00
  1993      1.00        0.03       --        (0.03)         --        1.00
  1992      1.00        0.06       --        (0.06)         --        1.00
CLASS B
  1996      1.00        0.05       --        (0.05)         --        1.00
  1995      1.00        0.04       --        (0.04)         --        1.00
  1994      1.00        0.03       --        (0.03)         --        1.00
  1993      1.00        0.03       --        (0.03)         --        1.00
  1992      1.00        0.05       --        (0.05)         --        1.00
CLASS C
  1996(12)  1.00        0.04       --        (0.04)         --        1.00




                                                                                RATIO OF
                                                                                  NET
                                                                  RATIO OF     INVESTMENT
                                         RATIO OF     RATIO OF    EXPENSES      INCOME
                               NET       EXPENSES       NET         TO            TO
                             ASSETS         TO       INVESTMENT   AVERAGE       AVERAGE
                             END OF       AVERAGE     INCOME     NET ASSETS    NET ASSETS
              TOTAL          PERIOD         NET      TO AVERAGE  (EXCLUDING    (EXCLUDING
             RETURN           (000)       ASSETS     NET ASSETS   WAIVERS)      WAIVERS)
------------------------------------------------------------------------------------------
CLASS A
  1996        5.89%         $ 54,820       0.20%        5.72%       0.36%         5.56%
  1995        4.29            39,129       0.20         4.17        0.34          4.03
  1994        3.00            46,296       0.20         2.96        0.33          2.82
  1993(10)    2.91            44,624       0.20         2.89        0.42          2.67
CLASS C
  1996(11)    2.68(DAGGER)    14,691       0.70         5.12        0.87          4.95
---------------------
TREASURY II PORTFOLIO
---------------------

CLASS A
  1996        5.58%         $418,250       0.25%        5.44%       0.34%         5.35%
  1995        4.17           397,682       0.25         4.11        0.35          4.01
  1994        2.88           364,334       0.25         2.84        0.34          2.76
  1993        3.46           352,435       0.25         3.40        0.34          3.31
  1992        5.48           282,535       0.25         5.43        0.31          5.37
CLASS B
  1996        5.27            26,447       0.55         5.18        0.64          5.09
  1995        3.86            44,680       0.55         3.71        0.65          3.61
  1994        2.57            22,448       0.55         2.54        0.64          2.46
  1993        3.15             6,038       0.55         3.42        0.64          3.33
  1992        5.16           102,182       0.55         4.97        0.61          4.91
CLASS C
  1996(12)    3.64(DAGGER)     3,935       0.75         4.85        0.84          4.76


(DAGGER) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
1        MONEY MARKET CLASS C SHARES WERE OFFERED BEGINNING MAY 17, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
2        GOVERNMENT CLASS A SHARES WERE OFFERED BEGINNING OCTOBER 27, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
3        GOVERNMENT CLASS A SHARES WERE FULLY LIQUIDATED JUNE 2, 1993. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN
         ANNUALIZED.
4        GOVERNMENT CLASS A SHARES WERE OFFERED BEGINNING MARCH 8, 1992. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE
         BEEN ANNUALIZED.
5        GOVERNMENT CLASS B SHARES WERE OFFERED BEGINNING AUGUST 22, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
6        GOVERNMENT CLASS C SHARES WERE OFFERED BEGINNING APRIL 7, 1994. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
7        PRIME OBLIGATION CLASS B SHARES WERE OFFERED BEGINNING MARCH 26, 1991. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD
         HAVE BEEN ANNUALIZED.
8        PRIME OBLIGATION CLASS C SHARES WERE FULLY LIQUIDATED OCTOBER 27, 1994. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
9        PRIME OBLIGATION CLASS C SHARES WERE OFFERED BEGINNING MARCH 25, 1992. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD
         HAVE BEEN ANNUALIZED.
10       TREASURY CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 30, 1992. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE
         BEEN ANNUALIZED.
11       TREASURY CLASS C SHARES WERE OFFERED BEGINNING JULY 27, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
12       TREASURY II CLASS C SHARES WERE OFFERED BEGINNING MAY 8, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

===============================================================================

SEI DAILY INCOME TRUST--FOR THE PERIOD ENDED JANUARY 31, 1996 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





          NET ASSET               NET REALIZED AND   DISTRIBUTIONS     DISTRIBUTIONS
            VALUE       NET          UNREALIZED        FROM NET             FROM             NET ASSET
          BEGINNING  INVESTMENT    GAINS (LOSSES)     INVESTMENT      REALIZED CAPITAL       VALUE END
          OF PERIOD    INCOME      ON SECURITIES        INCOME             GAINS             OF PERIOD
---------------------------------------------------------------------------------------------------------
-------------------------------
SHORT-TERM GOVERNMENT PORTFOLIO
-------------------------------

CLASS A
  1996      $ 9.73     $0.61           $0.36           $(0.61)            $   --              $10.09
  1995       10.06      0.40           (0.32)           (0.40)             (0.01)               9.73
  1994       10.13      0.40            0.04            (0.40)             (0.11)              10.06
  1993       10.09      0.52            0.14            (0.52)             (0.10)              10.13
  1992        9.82      0.68            0.27            (0.68)                --               10.09
CLASS B
  1996        9.71      0.58            0.36            (0.58)                --               10.07
  1995       10.04      0.38           (0.32)           (0.38)             (0.01)               9.71
  1994       10.13      0.37            0.02            (0.37)             (0.11)              10.04
  1993       10.09      0.48            0.14            (0.48)             (0.10)              10.13
  1992        9.82      0.65            0.27            (0.65)                --               10.09
CLASS D**
  1996(1)     9.83      0.54            0.26            (0.54)                --               10.09
--------------------------------------
INTERMEDIATE-TERM GOVERNMENT PORTFOLIO
--------------------------------------

CLASS A
  1996      $ 9.33     $0.60           $0.73           $(0.60)            $   --              $10.06
  1995       10.13      0.50           (0.73)           (0.50)             (0.07)               9.33
  1994       10.23      0.54            0.11            (0.54)             (0.21)              10.13
  1993       10.06      0.62            0.28            (0.62)             (0.11)              10.23
  1992        9.75      0.70            0.40            (0.70)             (0.09)              10.06
CLASS B
  1996(2)     9.33      0.50            0.65            (0.50)                --                9.98
  1995(3)     9.64      0.31           (0.24)           (0.31)             (0.07)               9.33
CLASS D**
  1996        9.32      0.56            0.73            (0.56)                --               10.05
  1995       10.13      0.47           (0.74)           (0.47)             (0.07)               9.32
  1994(4)    10.44      0.17           (0.10)           (0.17)             (0.21)              10.13
--------------
GNMA PORTFOLIO
--------------

CLASS A
  1996      $ 9.17     $0.67           $0.67           $(0.67)            $   --              $ 9.84
  1995       10.07      0.64           (0.90)           (0.64)                --                9.17
  1994       10.22      0.66           (0.06)           (0.66)             (0.09)              10.07
  1993        9.99      0.75            0.27            (0.75)             (0.04)              10.22
  1992        9.61      0.79            0.38            (0.79)                --                9.99
CLASS B
  1996        9.17      0.64            0.67            (0.64)                --                9.84
  1995(5)     9.16      0.35            0.01            (0.35)                --                9.17
CLASS D**
  1996        9.16      0.63            0.67            (0.63)                --                9.83
  1995       10.09      0.61           (0.93)           (0.61)                --                9.16
  1994(6)    10.22      0.19           (0.04)           (0.19)             (0.09)              10.09
--------------------------------
CORPORATE DAILY INCOME PORTFOLIO
--------------------------------

CLASS A
  1996       $1.96     $0.12           $0.05           $(0.12)            $(0.01)              $2.00
  1995        2.00      0.09           (0.04)           (0.09)                --                1.96
  1994(7)     2.00      0.02              --            (0.02)                --                2.00



                                                                                      RATIO OF
                                                                                        NET
                                                          RATIO OF      RATIO OF     INVESTMENT
                                                            NET         EXPENSES      INCOME
                                           RATIO OF      INVESTMENT    TO AVERAGE    TO AVERAGE
                            NET ASSETS     EXPENSES       INCOME       NET ASSETS    NET ASSETS      PORTFOLIO
              TOTAL           END OF      TO AVERAGE    TO AVERAGE     (EXCLUDING    (EXCLUDING      TURNOVER
             RETURN        PERIOD (000)   NET ASSETS    NET ASSETS      WAIVERS)      WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------------
-------------------------------
SHORT-TERM GOVERNMENT PORTFOLIO
-------------------------------
CLASS A
  1996        10.27%        $ 73,431         0.45%         6.13%         0.53%         6.05%           184%
  1995         0.93           99,458         0.45          4.12          0.52          4.05             45
  1994         4.41          128,063         0.45          3.98          0.52          3.91            105
  1993         6.66          100,153         0.45          5.04          0.55          4.94             80
  1992        10.00           63,194         0.45          6.82          0.56          6.71             36
CLASS B
  1996         9.94               39         0.75          5.85          0.83          5.77            184
  1995         0.70              131         0.75          3.92          0.82          3.85             45
  1994         3.93               37         0.75          3.67          0.82          3.60            105
  1993         6.34              135         0.75          4.74          0.85          4.64             80
  1992         9.68              135         0.75          6.52          0.85          6.42             36
CLASS D**
  1996(1)      8.31(DAGGER)       11         0.85          5.86          0.93          5.78            184
--------------------------------------
INTERMEDIATE-TERM GOVERNMENT PORTFOLIO
--------------------------------------

CLASS A
  1996        14.60%        $164,978         0.45%         6.12%         0.53%         6.04%           115%
  1995        (2.19)         243,671         0.45          5.20          0.52          5.13             61
  1994         6.44          336,814         0.45          5.24          0.53          5.16             56
  1993         9.51          259,488         0.45          6.16          0.53          6.08             52
  1992        11.44          199,901         0.45          7.08          0.54          6.99             62
CLASS B
  1996(2)     12.26(DAGGER)       --         0.75          5.82          0.83          5.74            115
  1995(3)      0.61(DAGGER)       93         0.75          5.07          0.83          4.99             61
CLASS D**
  1996        14.15               60         0.85          5.73          0.93          5.65            115
  1995        (2.61)              99         0.84          4.80          0.92          4.72             61
  1994(4)      1.52              107         0.75          4.94          0.83          4.86             56
--------------
GNMA PORTFOLIO
--------------

CLASS A
  1996        15.06%        $136,394         0.49%         7.04%         0.51%         7.02%            20%
  1995        (2.46)         182,225         0.47          6.89          0.50          6.86             85
  1994         6.09          262,162         0.45          6.38          0.50          6.32             70
  1993        10.92          193,204         0.45          7.49          0.52          7.42             23
  1992        12.49          120,712         0.45          8.09          0.52          8.02              9
CLASS B
  1996        14.72               15         0.79          6.71          0.81          6.69             20
  1995(5)      4.00(DAGGER)       14         0.79          6.80          0.82          6.77             85
CLASS D**
  1996        14.61              158         0.89          6.62          0.91          6.60             20
  1995        (3.04)             169         0.86          6.54          0.89          6.51             85
  1994(6)      4.24              133         0.75          6.06          0.80          6.01             70
--------------------------------
CORPORATE DAILY INCOME PORTFOLIO
--------------------------------

CLASS A
  1996         8.65%         $48,539         0.35%         5.97%         0.55%         5.77%           295%
  1995         2.59           50,495         0.35          4.60          0.55          4.40            147
  1994(7)      3.45           43,655         0.35          3.45          0.63          3.18             34





          NET ASSET               NET REALIZED AND   DISTRIBUTIONS     DISTRIBUTIONS
            VALUE       NET          UNREALIZED        FROM NET             FROM             NET ASSET
          BEGINNING  INVESTMENT    GAINS (LOSSES)     INVESTMENT      REALIZED CAPITAL       VALUE END
          OF PERIOD    INCOME      ON SECURITIES        INCOME             GAINS             OF PERIOD
---------------------------------------------------------------------------------------------------------
-----------------------------
SHORT-TERM MORTGAGE PORTFOLIO
-----------------------------

CLASS A
  1996      $ 9.64     $0.63          $0.25            $(0.64)            $   --              $9.88
  1995        9.90      0.48          (0.24)            (0.48)             (0.02)              9.64
  1994(8)    10.00      0.22          (0.10)            (0.22)                --               9.90



                                                                                      RATIO OF
                                                                                        NET
                                                          RATIO OF      RATIO OF     INVESTMENT
                                                            NET         EXPENSES      INCOME
                                           RATIO OF      INVESTMENT    TO AVERAGE    TO AVERAGE
                            NET ASSETS     EXPENSES       INCOME       NET ASSETS    NET ASSETS      PORTFOLIO
              TOTAL           END OF      TO AVERAGE    TO AVERAGE     (EXCLUDING    (EXCLUDING      TURNOVER
             RETURN        PERIOD (000)   NET ASSETS    NET ASSETS      WAIVERS)      WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------------
-----------------------------
SHORT-TERM MORTGAGE PORTFOLIO
-----------------------------
CLASS A
  1996        9.43%         $1,815           0.45%         6.50%         0.80%         6.15%           356%
  1995        2.29           3,607           0.45          4.90          0.64          4.71            741
  1994(8)     1.84           3,921           0.45          3.16          0.93          2.68            166


(DAGGER) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
**       TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE ON THE CLASS D (FORMERLY PRO VANTAGE) SHARES.
1        SHORT-TERM GOVERNMENT CLASS D SHARES WERE OFFERED BEGINNING FEBRUARY 28, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN
         ANNUALIZED.
2        INTERMEDIATE-TERM GOVERNMENT CLASS B SHARES WERE FULLY LIQUIDATED DECEMBER 22, 1995. ALL RATIOS FOR THAT PERIOD HAVE
         BEEN ANNUALIZED.
3        INTERMEDIATE-TERM GOVERNMENT CLASS B SHARES WERE OFFERED BEGINNING JUNE 8, 1994. ALL RATIOS FOR THAT PERIOD HAVE BEEN
         ANNUALIZED.
4        INTERMEDIATE-TERM GOVERNMENT CLASS D SHARES WERE OFFERED BEGINNING SEPTEMBER 26, 1993. ALL RATIOS INCLUDING TOTAL RETURN
         FOR THAT PERIOD HAVE BEEN ANNUALIZED.
5        GNMA CLASS B SHARES WERE OFFERED BEGINNING JULY 12, 1994. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
6        GNMA CLASS D SHARES WERE OFFERED BEGINNING SEPTEMBER 30, 1993. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN
         ANNUALIZED.
7        CORPORATE DAILY INCOME CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 28, 1993. ALL RATIOS INCLUDING TOTAL RETURN FOR
         THAT PERIOD HAVE BEEN ANNUALIZED.
8        SHORT-TERM MORTGAGE CLASS A SHARES WERE OFFERED BEGINNING MAY 20, 1993. ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD
         HAVE BEEN ANNUALIZED. PRIOR TO JUNE 30, 1994, BEAR STEARNS ASSET MANAGEMENT SERVED AS THE INVESTMENT ADVISER.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
===============================================================================
SEI DAILY INCOME TRUST-- JANUARY 31, 1996


1.       ORGANIZATION
SEI Daily Income Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.
     The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with eleven operational
Portfolios: the Money Market Portfolio, the Government Portfolio, the Government II Portfolio, the Prime Obligation Portfolio, the Treasury Portfolio, the Treasury II Portfolio (the "Money Market Portfolios"), the Short-Term Government Portfolio, the Intermediate-Term Government Portfolio, the GNMA Portfolio, the Corporate Daily Income Portfolio and the Short-Term Mortgage Portfolio (the "Fixed Income Portfolios"). The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.
     On July 15, 1994, the Federal Securities
Portfolio closed and all of the outstanding shares of the Portfolio were redeemed. SEI Financial Management Corporation, the Manager of the Portfolio, voluntarily agreed to bear the costs associated with the liquidation of the Portfolio which approximated $9,000.

2.    SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Portfolios.
     SECURITY VALUATION--Investment securities of the "Money Market Portfolios" are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment securities of the "Fixed Income Portfolios" which are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, those securities for which market quotations are readily available are valued at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price with estimates of such values determined under certain market conditions using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.
     FEDERAL INCOME TAXES--It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required.
     In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies," $126,900 and $94,600 relating to permanent differences attributable to classifying short-term capital gains as ordinary income for tax purposes of the Short-Term Government and GNMA Funds, respectively, as of January 31, 1996 have been reclassified between the Fund's paid-in capital, accumulated net realized gains/losses and undistributed net investment income accounts.
     NET ASSET VALUE PER SHARE--The net asset value per share is calculated on each business day separately for each Portfolio. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.
     Purchase discounts and premiums on securities held in the "Fixed Income Portfolios" are accreted and amortized over the life of each security and recorded as interest income, using the effective interest method.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by each Portfolio's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Portfolios also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.
     TBA PURCHASE COMMITMENTS--The Fixed Income Portfolios may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."
     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net asset value each day.
     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Portfolio are distributed to its shareholders at least annually.

3.    ORGANIZATION COSTS AND
TRANSACTIONS WITH AFFILIATES
Organizational costs have been capitalized by the Trust and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.
     The Trust and SEI Financial Management Corporation (the "Manager") are parties to a Management Agreement dated May 23, 1986 under which the Manager provides management, administrative and shareholder services to the Portfolios for an annual fee of .33% of the average daily net assets of the Money Market Portfolio, .19% each of the average daily net assets of the Government II and Prime Obligation Portfolios, .24% each of the average daily net assets of the Government, Treasury and Treasury II Portfolios, .35% each of the average daily net assets of the Short-Term Government, Intermediate-Term Government, Corporate Daily Income and Short-Term Mortgage Portfolios; and .32% of the average daily net assets of the GNMA Portfolio. However, the Manager has agreed to waive its annual fee in an amount which limits total annual expenses of the following Portfolios (including the annual management fee) to the following amounts set forth in the Management Agreement (expressed as a percentage of each Portfolio's daily net assets):

            MONEY                       PRIME
            MARKET   GOV'T  GOV'T II  OBLIGATION  TREASURY  TREASURY II
            ------   -----  --------  ----------  --------  -----------
Class A     1.00%    .25%    .20%       .20%        .20%       .25%
Class B     1.30%    .55%    .50%       .50%        .50%       .55%
Class C     1.50%    .75%    .70%       .70%        .70%       .75%

     In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Manager and Adviser, exceed the specified limitation, the Manager has agreed to bear such excess.
     SEI Financial Services Company ("the Distributor"), a wholly-owned subsidiary of SEI Corporation and a registered broker-dealer, acts as the distributor of the shares of the Trust under distribution plans which provide for the Trust to reimburse the Distributor for certain distribution-related expenses incurred by the Distributor. Such expenses

===============================================================================
SEI DAILY INCOME TRUST-- JANUARY 31, 1996


may not exceed .30% of the average daily net assets of a Portfolio, provided those expenses are permissible as to both type and amount under a budget approved and monitored by the Board of Trustees.
     In addition to providing for the reimbursement payments described above, the Class B, Class C and Class D distribution plans provide for additional payments to the Distributor. This additional payment may be used to compensate financial institutions that provide distribution-related expenses for the Class B, Class C and Class D shares of the Portfolios and may not exceed .60%, .80% and .60%, respectively.
     Certain officers and/or Trustees of the Trust are also officers and/or Directors of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. Compensation of officers and affiliated Trustees is paid by the Manager.

4.    INVESTMENT ADVISORY AND CUSTODIAN
AGREEMENT
Under an Investment Advisory Agreement dated September 30, 1983, Wellington Management Company serves as the Investment Adviser of the Trust on behalf of the "Money Market Portfolios." For its services, the Investment Adviser receives a monthly fee equal to .075% of the combined average daily net assets up to $500 million and .02% of such assets in excess of $500 million of the "Money Market Portfolios." Such fees are allocated daily on the basis of the relative net assets of each money market portfolio in the Trust. The Adviser has agreed to waive 50% of the fee otherwise due for the Government, Government II, Prime Obligation, Treasury and Treasury II Portfolios. In addition, the Adviser has voluntarily agreed to waive its remaining fee in an amount proportionate to the Manager's waiver of its fee.
     Under an Investment Advisory Agreement dated December 15, 1986, Wellington Management Company serves as the Investment Adviser of the Trust on behalf of the Short-Term Government, Intermediate-Term Government and GNMA Portfolios. Monthly fees are equal to .10% of the Portfolios' combined average daily net assets up to $500 million, .075% of the next $500 million of such assets and
 .05% of such net assets in excess of $1 billion. The Adviser has voluntarily agreed to waive its remaining fee in an amount proportionate to the Manager's waiver of its fee. Pursuant to an Investment Advisory Agreement dated August 4, 1993, Wellington Management Company serves as Investment Adviser for the Corporate Daily Income Portfolio. Monthly fees are equal to .10% of the Portfolios' average daily net assets up to $500 million, .075% of the next $500 million and .05% of such net assets in excess of $1 billion. The Adviser has voluntarily agreed to waive its remaining fee in an amount proportionate to the Manager's waiver of its fee. Pursuant to an Investment Advisory Agreement dated June 30, 1994, Wellington Management Company serves as the Investment Adviser of the Trust on behalf of the Short-Term Mortgage Portfolio for a monthly fee equal to .10% of the Portfolio's average daily net assets.
     For the period of November 15, 1983 to July 31, 1995, Comerica Bank (formerly Manufacturers National Bank of Detroit) acted as custodian of the Money Market Portfolio's securities under an agreement dated September 22, 1983. For the period of September 30, 1992 to July 31, 1995, CoreStates Bank, N.A. acted as custodian of the Treasury Portfolio's securities under an agreement dated August 30, 1985. Effective August 1, 1995, Bank of New York began serving as custodian of the Money Market and Treasury Portfolio's securities under an agreement dated August 1, 1995. CoreStates Bank, N.A. acts as the custodian of the Government, Government II, Prime Obligation, Treasury II and the "Fixed Income Portfolios" under an agreement dated August 30, 1985. The custodians play no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold in the Portfolios.

5.    INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary investments in short-term securities for the period ended January 31, 1996, were as follows for the "Fixed Income Portfolios":

                              INTER-
                  SHORT-     MEDIATE-
                   TERM       TERM              CORPORATE    SHORT-
                  GOVERN-    GOVERN-             DAILY       TERM
                   MENT       MENT       GNMA    INCOME     MORTGAGE
                   (000)      (000)      (000)    (000)      (000)
                  -------   --------    -----    --------   -------
PURCHASES
  U.S.
   Government    $103,978   $207,106   $28,476   $66,378    $5,309
  Other                --         --        --    10,637        --
SALES
  U.S.
   Government    $141,677   $304,840   $80,064   $65,655    $7,059
  Other                --         --        --    10,377        --

     At January 31, 1996 the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost, the aggregate gross unrealized loss on securities in which there was an excess of cost over market value and the net unrealized gain/(loss) at January 31, 1996 for each "Fixed Income Portfolio" is as follows (in thousands):

                            INTERMEDIATE-            CORPORATE
                SHORT-TERM      TERM                   DAILY      SHORT-TERM
                GOVERNMENT   GOVERNMENT      GNMA      INCOME      MORTGAGE
                ----------  -------------   ------    --------     ----------
Aggregate
  gross
  unrealized
  gain            $1,164       $4,598       $3,025      $335         $41
Aggregate
  gross
  unrealized
  loss               (26)         (30)        (543)      (54)         --
                  ------       ------       ------     -----         ---
Net
  unrealized
  gain            $1,138       $4,568       $2,482      $281         $41
                  ======       ======       ======     =====         ===

6.    CAPITAL LOSS CARRYFORWARDS
     At January 31, 1996 the following funds have capital loss carryforwards:
                                              EXPIRATION
                                    AMOUNT       DATE
                                  ----------  ----------
Money Market                      $      731     2003
Government II                         32,234     2001
                                      58,412     2002
                                      84,628     2003
Prime Obligation                      45,241     2003
Short-Term Government                407,299     2003
                                   1,176,473     2004
Intermediate-Term Government       3,551,432     2003
                                   3,199,945     2004
GNMA                               5,227,577     2003
                                   6,472,568     2004
Short-Term Mortgage                   93,041     2003
                                      16,758     2004
     Subsequent to October 31, 1995, the Portfolios recognized net capital losses for tax purposes that have been deferred to 1996 and can be used to offset future capital gains at January 31, 1996.

                                        POST OCTOBER 31, 1995 LOSSES
                                        ----------------------------
Treasury II                                       $26,900
Corporate Daily Income                              6,239

7.    SHAREHOLDER VOTING RESULTS
There was a special meeting scheduled for July 28, 1995 at which the shareholders of the Money Market and Prime Obligation Portfolios (the "Portfolios") voted on a series of proposals (the "Proposals"). With respect to the Prime Obligation Portfolio, the meeting was adjourned until August 3, 1995. Proposal III related solely to the Money Market Portfolio. Each Proposal and the results of the shareholder meeting are set forth below (unaudited):
     I. Proposal to approve the elimination of the fundamental policy requiring each portfolio to invest its assets solely in the securities listed as appropriate investments.

                                               PRIME
                            MONEY           OBLIGATION
                      MARKET PORTFOLIO       PORTFOLIO
                      ----------------   -----------------
     For               145,629,802.00    1,583,847,565.17
     Against             1,648,601.00       69,605,552.00
     Abstain               232,253.00        3,157,819.00

NOTES TO FINANCIAL STATEMENTS  (Concluded)
===============================================================================
SEI DAILY INCOME TRUST-- JANUARY 31, 1996

II. Proposal to approve the elimination of the fundamental policy requiring each portfolio to invest in securities maturing in one year or less and to maintain an average weighted maturity of 120 days.

                                               PRIME
                            MONEY           OBLIGATION
                      MARKET PORTFOLIO       PORTFOLIO
                      ----------------   ----------------
     For               146,934,842.00    1,635,230,466.17
     Against               343,561.00       18,505,201.00
     Abstain               232,253.00        3,156,616.00

III. Proposal to approve the elimination of the fundamental policy requiring the Money Market portfolio to concentrate its investments in obligations issued by the banking industry, consisting of U.S. dollar denominated obligations of domestic banks and U.S. branches of foreign banks.

                                                MONEY
                                          MARKET PORTFOLIO
                                          ----------------
     For                                   146,934,841.00
     Against                                   343,562.00
     Abstain                                   232,253.00

There were no broker non-votes submitted and no other proposals voted on at such meeting.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================


TO THE SHAREHOLDERS AND TRUSTEES OF THE SEI
DAILY INCOME TRUST

We have audited the accompanying statements of net assets of the Money Market, Government, Government II, Prime Obligation, Treasury, Treasury II, Short-Term Government, Intermediate-Term Government, GNMA, Corporate Daily Income and Short-Term Mortgage Portfolios as of January 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market, Government, Government II, Prime Obligation, Treasury, Treasury II, Short-Term Government, Intermediate-Term Government, GNMA, Corporate Daily Income and Short-Term Mortgage Portfolios of the SEI Daily Income Trust as of January 31, 1996, the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, Pa.
March 14, 1996

NOTICE TO SHAREHOLDERS
===============================================================================

JANUARY 31, 1996 (UNAUDITED)



FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

Dear Daily Income Trust Shareholders:

      For the fiscal year ended January 31, 1996, each portfolio is designating long-term capital gains, and exempt income with regard to distributions paid during the year as follows:

                                             (A)              (B)
                                          LONG TERM        ORDINARY            (C)                            (E)
                                        CAPITAL GAINS       INCOME            TOTAL             (D)           TAX
                                        DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS     QUALIFYING      EXEMPT
            FUND                         (TAX BASIS)      (TAX BASIS)      (TAX BASIS)     DIVIDENDS (1)   INTEREST
            ----                        -------------    -------------    -------------    -------------   --------
Money Market                                 0%              100%             100%              0%            0%
Government                                   0%              100%             100%              0%            0%
Government II                                0%              100%             100%              0%            0%
Prime Obligation                             0%              100%             100%              0%            0%
Treasury                                     0%              100%             100%              0%            0%
Treasury II                                  0%              100%             100%              0%            0%
Short-Term Government                        0%              100%             100%              0%            0%
Intermediate-Term Government                 0%              100%             100%              0%            0%
GNMA                                         0%              100%             100%              0%            0%
Corporate Daily Income                       0%              100%             100%              0%            0%
Short-Term Mortgage                          0%              100%             100%              0%            0%

 *  Items (A) and (B) are based on a percentage of the portfolios' total distributions.
**  Items (D) and (E) are based on a percentage of ordinary income distribution of the portfolio.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.




Please consult your tax adviser for proper treatment of this information.

                                      NOTES

                                      NOTES

                                      NOTES

===============================================================================
SEI DAILY INCOME TRUST
===============================================================================
ANNUAL REPORT
===============================================================================
JANUARY 31, 1996


Robert A. Nesher
CHAIRMAN

TRUSTEES
Richard F. Blanchard
William M. Doran
F. Wendell Gooch
Frank E. Morris
James M. Storey

OFFICERS
David G. Lee
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY
Robert B. Carroll
VICE PRESIDENT, ASSISTANT SECRETARY
Joseph M. Lydon
VICE PRESIDENT, ASSISTANT SECRETARY
Kathryn L. Stanton
VICE PRESIDENT, ASSISTANT SECRETARY
Jeffrey A. Cohen
CONTROLLER, CHIEF FINANCIAL OFFICER
Sandra K. Orlow
VICE PRESIDENT, ASSISTANT SECRETARY
Kevin P. Robins
VICE PRESIDENT, ASSISTANT SECRETARY
Richard W. Grant
SECRETARY

INVESTMENT ADVISER
Wellington Management Company

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Financial Management Corporation

DISTRIBUTOR
SEI Financial Services Company

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP








THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. SHARES OF THE SEI FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI FINANCIAL SERVICES COMPANY, THE DISTRIBUTOR OF THE SEI FUNDS, IS NOT AFFILIATED WITH ANY BANK.

FOR MORE INFORMATION CALL
1(BULLET)800(BULLET)DIAL(BULLET)SEI/1(BULLET)800(BULLET)342(BULLET)5734

SEI-F-022-06